UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ANAPTYSBIO, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

June 29, 2026

Dear Stockholder:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders of AnaptysBio, Inc. (“AnaptysBio”) to be held at AnaptysBio’s corporate office at 10770 Wateridge Circle, Suite 210, San Diego, CA 92121, on Tuesday, August 11, 2026 at 9:00 a.m. (Pacific Time).

The Securities and Exchange Commission rules allow companies to furnish proxy materials to stockholders over the Internet. We have elected to do so, thus reducing the environmental impact and lowering the costs of printing and distributing proxy materials without impacting your timely access to this important information. On or about June 29, 2026, we expect to mail to stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement for our 2026 Annual Meeting of Stockholders and our Annual Report on Form 10-K for the year ended December 31, 2025 to stockholders. The Notice of Internet Availability of Proxy Materials also provides instructions on how to vote through the Internet or by telephone and includes instructions on how to receive paper copies of the proxy materials by mail, if desired.

The matters to be acted upon at the meeting are described in the accompanying notice of annual meeting and proxy statement.

Your vote is important.

Whether or not you plan to attend the meeting in person, please vote on the Internet or by telephone, or request, sign and return a proxy card to ensure that your shares are represented at the meeting.

Sincerely,

Daniel Faga
President and Chief Executive Officer

ANAPTYSBIO, INC.

10770 Wateridge Circle, Suite 210

San Diego, California 92121

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Tuesday, August 11, 2026

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders of AnaptysBio, Inc. (“AnaptysBio”) will be held at AnaptysBio’s corporate office at 10770 Wateridge Circle, Suite 210, San Diego, California 92121, on Tuesday, August 11, 2026 at 9:00 a.m. (Pacific Time).

We are holding the meeting for the following purposes, which are more fully described in the accompanying proxy statement:

1.
To elect two Class III directors, each to serve three-year terms through the third annual meeting of stockholders following this meeting and until a successor has been elected and qualified or until earlier resignation or removal.
2.
To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2027.
3.
To conduct a non-binding advisory vote on the compensation of our named executive officers as disclosed in the accompanying materials.
4.
To approve an amendment to our 2017 Equity Incentive Plan.

In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on June 22, 2026 are entitled to notice of, and to vote at, the meeting and any adjournments thereof. For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose relating to the meeting during ordinary business hours at our headquarters.

Your vote as an AnaptysBio stockholder is very important. Each share of stock that you own represents one vote.

Whether or not you expect to attend the meeting, we encourage you to read the proxy statement and vote through the Internet or by telephone, or request, sign and return your proxy card as soon as possible, so that your shares may be represented at the meeting. For specific instructions on how to vote your shares, please refer to the section entitled “General Information About the Meeting” in the proxy statement and the instructions on the Notice of Internet Availability of Proxy Materials. Only stockholders entitled to vote, or their duly authorized representatives, are entitled to attend the meeting. If you intend to attend the meeting in person, you must email info@anaptysbio.com no later than 5:00 p.m. on August 4, 2026 to confirm your attendance.

By Order of the Board of Directors,

John Orwin
Chairman of the Board of Directors
San Diego, California
June 29, 2026

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on August 11, 2026: The Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are available at http://ir.anaptysbio.com.

ANAPTYSBIO, INC.

PROXY STATEMENT FOR 2026 ANNUAL MEETING OF STOCKHOLDERS

i

ANAPTYSBIO, INC.

10770 Wateridge Circle, Suite 210

San Diego, California 92121

PROXY STATEMENT FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

To Be Held Tuesday, August 11, 2026

INFORMATION ABOUT SOLICITATION AND VOTING

The accompanying proxy is solicited on behalf of AnaptysBio, Inc.’s (“AnaptysBio”) board of directors (“Board”) for use at AnaptysBio’s 2026 Annual Meeting of Stockholders (“Annual Meeting”) to be held at AnaptysBio’s corporate office at 10770 Wateridge Circle, Suite 210, San Diego, California 92121, on Tuesday, August 11, 2026 at 9:00 a.m. (Pacific Time), and any adjournment or postponement thereof.

INTERNET AVAILABILITY OF PROXY MATERIALS

Under rules adopted by the Securities and Exchange Commission (“SEC”), we are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies to each stockholder. On or about June 29, 2026, we expect to send to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials, including our proxy statement and our Annual Report on Form 10-K. The Notice of Internet Availability of Proxy Materials also provides instructions on how to vote through the Internet or by telephone and includes instructions on how to receive paper copies of the proxy materials by mail or an electronic copy of the proxy materials by email.

This process is designed to reduce our environmental impact and lower the costs of printing and distributing our proxy materials without impacting our stockholders’ timely access to this important information. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability.

GENERAL INFORMATION ABOUT THE MEETING

Purpose of the Meeting

At the meeting, stockholders will act upon the proposals described in this proxy statement. In addition, we will consider any other matters that are properly presented for a vote at the meeting. We are not aware of any other matters to be submitted for consideration at the meeting. If any other matters are properly presented for a vote at the meeting, the persons named in the proxy, who are officers of the company, have the authority in their discretion to vote the shares represented by the proxy.

Record Date; Quorum

Only holders of record of common stock at the close of business on June 22, 2026, the record date, will be entitled to vote at the meeting. At the close of business on June 22, 2026, 29,608,481 shares of common stock were outstanding and entitled to vote.

The presence, in person or by proxy, of at least a majority of the shares of common stock outstanding on the record date will constitute a quorum. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

GENERAL PROXY INFORMATION

Voting Rights

Each holder of shares of common stock is entitled to one vote for each share of common stock held as of the close of business on June 22, 2026, the record date. You may vote all shares owned by you at such date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner in street name through a broker, bank, trustee or other nominee. Dissenters’ rights are not applicable to any of the matters being voted on.

Stockholder of Record: Shares Registered in Your Name. If, on June 22, 2026, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the meeting, or vote in advance through the Internet or by telephone, or if you request to receive paper proxy materials by mail, by filling out and returning the proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker or Nominee. If on June 22, 2026, your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your broker on how to vote the shares held in your account, and your broker has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. Because the brokerage firm, bank or other nominee that holds your shares is the stockholder of record, if you wish to attend the meeting and vote your shares you must obtain a valid proxy from the firm that holds your shares giving you the right to vote the shares at the meeting.

Broker Non-Votes

For banks, brokers or other nominee accounts, they are entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares. For “non-routine” matters, the beneficial owner of such shares is required to provide instructions to the bank, broker or other nominee in order for them to be entitled to vote the shares held for the beneficial owner. If you hold shares beneficially in street name and do not provide your broker or other agent with voting instructions, your shares may constitute “broker non-votes.” A “broker non-vote” occurs when shares held by a broker that are represented at the meeting are not voted with respect to a particular proposal because the broker has not received voting instructions from its client(s) with respect to such shares on how to vote and does not have or did not exercise discretionary authority to vote on the matter. Your broker, fiduciary or custodian will only be able to vote your shares with respect to proposals considered to be “routine.” Your broker, fiduciary or custodian is not entitled to vote your shares with respect to “non-routine” proposals, which we refer to as a “broker non-vote.” Whether a proposal is considered routine or non-routine is subject to stock exchange rules and final determination by the stock exchange. Even with respect to routine matters, some brokers are choosing not to exercise discretionary voting authority. If a stockholder does not return voting instructions to their broker on how to vote their shares of common stock, such broker may be prevented from voting, or may otherwise choose not to vote, such shares held by such broker, resulting in broker non-votes with respect to such shares. To make sure that your vote is counted, you should instruct your broker to vote your shares of common stock, following the procedures provided by your broker.

Required Vote

Proposal 1: Each director will be elected by a plurality of the votes present in person or represented by proxy at the meeting and entitled to vote on the election of directors. This means that the two individuals nominated for election to the Board at the meeting receiving the highest number of “FOR” votes will be elected. You may either vote “FOR” one or more of the nominees or “WITHHOLD” your vote with respect to any or all of the nominees. You may not cumulate votes in the election of directors.

Proposal 2: Approval of the ratification of the appointment of our independent registered public accounting firm will be obtained if the number of votes cast “FOR” the proposal at the meeting exceeds the number of votes cast “AGAINST” the proposal.

Proposal 3: The advisory vote on named executive officer compensation will be obtained if the number of votes cast “FOR” the proposal at the meeting exceeds the number of votes cast “AGAINST” the proposal. This vote is advisory and non-binding in nature.

Proposal 4: Approval of the amendment of our 2017 Equity Incentive Plan will be obtained if the number of votes cast “FOR” the proposal at the meeting exceeds the number of votes cast “AGAINST” the proposal.

A proxy submitted by a stockholder may indicate that the shares represented by the proxy are not being voted (stockholder withholding) with respect to a particular matter. In addition, a broker may not be permitted to vote on shares held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock (broker non-vote). The shares subject to a proxy which are not being voted on a particular matter because of either stockholder withholding or abstaining or broker non-votes will count for purposes of determining the presence of a quorum, but are not treated as votes cast for or against a matter and, therefore, will have no effect on the election of directors, the ratification of the appointment of KPMG LLP, the advisory vote on our named executive officer compensation, or the amendment of our 2017 Equity Incentive Plan. Proposal 2 is considered a routine proposal and is subject to the discretionary vote of the broker.

Recommendations of the Board on Each of the Proposals Scheduled to be Voted on at the Meeting

The Board recommends that you vote “FOR” the election of each of the Class III directors named in this proxy statement (Proposal 1), “FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2027 (Proposal 2), “FOR” the non-binding advisory vote on named executive officer compensation (Proposal 3), and “FOR” the approval of the amendment of our 2017 Equity Incentive Plan (Proposal 4).

Voting Instructions; Voting of Proxies

If you are a stockholder of record, you may:

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vote in person - we will provide a ballot to stockholders who attend the meeting and wish to vote in person;
•
vote through the Internet or by telephone - in order to do so, please follow the instructions shown on your Notice of Internet Availability or proxy card; or
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vote by mail - if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign and date the proxy card and return it as soon as possible before the meeting in the envelope provided.

Votes submitted through the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on August 10, 2026. Submitting your proxy, whether by telephone, through the Internet or by mail if you request or received a paper proxy card, will not affect your right to vote in person should you decide to attend the meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares.

For Proposal 1, you may vote “FOR” each of the nominees to the Board or you may “WITHHOLD” your vote from any nominee you specify. A “WITHHOLD” vote will have the same effect as a vote to abstain.

For Proposal 2, Proposal 3, and Proposal 4, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. Your vote is important. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure that your vote is counted.

All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the meeting, your shares will be voted in accordance with the recommendations of our Board stated above.

If you received a Notice of Internet Availability, please follow the instructions included on the notice on how to access your proxy card and vote by telephone or through the Internet. If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum for the meeting.

If you receive more than one proxy card or Notice of Internet Availability, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on the Notice of Internet Availability on how to access each proxy card and vote each proxy card by telephone or through the Internet. If you requested or received paper proxy materials by mail, please complete, sign and return each proxy card to ensure that all of your shares are voted.

Expenses of Soliciting Proxies

We will pay the expenses associated with soliciting proxies. Following the original distribution and mailing of the solicitation materials, we or our agents may solicit proxies by mail, electronic mail, telephone, facsimile, by other similar means, or in person. Our directors, officers and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, e-mail or otherwise. Following the original distribution and mailing of the solicitation materials, we will request brokers, custodians, nominees and other record holders to forward copies of those materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials and/or vote through the Internet, you are responsible for any Internet access charges you may incur.

Revocability of Proxies

A stockholder of record who has given a proxy may revoke it at any time before the closing of the polls by the inspector of election at the meeting by:

•
delivering to our Corporate Secretary (by any means) a written notice stating that the proxy is revoked;
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signing and delivering a proxy bearing a later date;
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voting again through the Internet or by telephone; or
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attending and voting at the meeting (although attendance at the meeting will not, by itself, revoke a proxy).

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke or change any prior voting instructions.

Electronic Access to the Proxy Materials

The Notice of Internet Availability will provide you with instructions regarding how to:

•
view our proxy materials for the meeting through the Internet;
•
instruct us to mail paper copies of our future proxy materials to you; and
•
instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will reduce the impact of our annual meetings of stockholders on the environment and lower the costs of printing and distributing our proxy materials. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Voting Results

Voting results will be tabulated and certified by the inspector of election appointed for the meeting. The preliminary voting results will be announced at the meeting. The final results will be tallied by the inspector of election and filed with the SEC in a current report on Form 8-K within four business days of the meeting.

Implications of being a “Smaller Reporting Company”

We are a “smaller reporting company,” as defined in Rule 12b-2 under the Exchange Act of 1934, as amended (the “Exchange Act”), and have elected to provide in this proxy statement certain scaled disclosures permitted under the Exchange Act for smaller reporting companies. We will remain a “smaller reporting company” until the fiscal year following the determination that our voting and non-voting common shares held by non-affiliates is at least $250 million measured on the last business day of our second fiscal quarter, or our annual revenues are at least $100 million during the most recently completed fiscal year and our voting and non-voting common shares held by non-affiliates is at least $700 million measured on the last business day of our second fiscal quarter. Accordingly, the information contained in this proxy statement and the matters to be voted on at the Annual Meeting may not be as extensive as the information and proxy proposals submitted by other public companies that are not smaller reporting companies.

CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE

We are committed to good corporate governance practices. These practices provide an important framework within which our Board and management pursue our strategic objectives for the benefit of our stockholders.

Corporate Governance Guidelines

Our Board has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions and other policies for the governance of the company. Our Corporate Governance Guidelines are available without charge on the investor relations section of our website at http://ir.anaptysbio.com.

Board Composition and Leadership Structure

The positions of Chief Executive Officer and Chairman of our Board are held by two different individuals. Daniel Faga has served as our President and Chief Executive Officer since August 3, 2023 and was our Interim President and Chief Executive Officer from March 21, 2022 through August 2, 2023. John Orwin currently serves as Chairman of our Board and Oleg Nodelman has been elected to serve as Chairman of our Board, effective immediately following the Annual Meeting. This separated structure allows our Chief Executive Officer to focus on our day-to-day business while our Chairman leads our Board in its fundamental role of providing advice to, and independent oversight of, management. Our Board believes such separation is appropriate, as it enhances the accountability of the Chief Executive Officer to the Board and strengthens the independence of the Board from management.

Board’s Role in Risk Oversight

Our Board believes that open communication between management and the Board is essential for effective risk management and oversight. Our Board meets with our Chief Executive Officer and other members of the senior management team at quarterly Board meetings, where, among other topics, they discuss strategy and risks in the context of reports from the management team and evaluate the risks inherent in significant transactions. While our Board is ultimately responsible for risk oversight, our board committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. The audit committee assists our Board in fulfilling its oversight responsibilities with respect to risk management in the areas of cybersecurity assessment and internal control over financial reporting and disclosure controls and procedures. The compensation committee assists our Board in assessing risks created by the incentives inherent in our compensation policies. The nominating and corporate governance committee assists our Board in fulfilling its oversight responsibilities with respect to the management of corporate, legal and regulatory risk.

Cybersecurity Risk Oversight

Securing the information of participants in our team members, stakeholders, and other third parties is important to us. Moreover, our Board recognizes the critical importance of maintaining the trust and confidence of our investors, business partners and employees. We have adopted physical, technological, and administrative controls on data security, and have a defined procedure for data incident detection, containment, response, and remediation. While everyone at our company plays a part in managing these risks, oversight responsibility is shared by our Board, our audit committee, and management. Additional information relating to cybersecurity and information security is contained in the section titled “Cybersecurity” in our Annual Report on Form 10-K for the year ended December 31, 2025.

Director Independence

Our common stock is listed on The Nasdaq Global Select Market (“Nasdaq”). Under Nasdaq rules, independent directors must comprise a majority of a listed company’s Board. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Under Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of that company’s Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the Board or any other board committee: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries; or (ii) be an affiliated person of the listed company or any of its subsidiaries. Additionally, compensation committee members must not have a relationship with the listed company that is material to the director’s ability to be independent from management in connection with the duties of a compensation committee member.

Our Board has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board determined that Dennis Fenton, Ph.D., Rita Jain, M.D., Magda Marquet, Ph.D., Hollings Renton, John P. Schmid, John Orwin, Oleg Nodelman and J. Anthony Ware, M.D., representing eight of the nine persons who served as directors in 2025, were “independent directors” as defined under the applicable rules and regulations of the SEC, and the listing requirements and rules of Nasdaq. Mr. Faga is not independent given his role as our President and Chief Executive Officer. Also as a result of this review, our Board determined that Ms. Gray, who was appointed as a director on March 26, 2026, and Mr. Hughes, who was appointed as a director on May 11, 2026, are “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq. In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management, including the beneficial ownership of our capital stock by each non-employee director and the transactions involving them described in the section entitled “Certain Relationships and Related-Party Transactions.”

Committees of Our Board

Our Board has an audit committee, a compensation committee, and a nominating and corporate governance committee, each of which has the composition and responsibilities described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each committee operates under a charter approved by our Board. Copies of each committee’s charter are posted on the investor relations section of our website at http://ir.anaptysbio.com.

Audit Committee

Our audit committee is composed of Ms. Gray, Mr. Orwin and Mr. Schmid. Mr. Schmid is the chairperson of our audit committee. Ms. Gray, Mr. Orwin and Mr. Schmid each meet the requirements for independence under the current Nasdaq listing standards and SEC rules and regulations. Each member of our audit committee is financially literate. In addition, our Board has determined that Mr. Schmid is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act. This designation does not impose any duties, obligations or liabilities that are greater than are generally imposed on members of our audit committee and our Board. Our audit committee is responsible for, among other things:

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our accounting and financial reporting processes, including our financial statement audits and the integrity of our financial statements;
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our compliance with legal and regulatory requirements;
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reviewing and approving related person transactions;
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selecting and hiring our registered independent public accounting firm;
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overseeing our cybersecurity risk management process;
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assisting the Board with risk assessment and management;
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the qualifications, independence and performance of our independent auditors; and
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the preparation of the audit committee report to be included in our annual proxy statement.

Compensation Committee

Our compensation committee is composed of Mr. Orwin and Mr. Schmid. Mr. Orwin is the chairperson of our compensation committee. The composition of our compensation committee meets the requirements for independence under the current Nasdaq listing standards and SEC rules and regulations. Each member of this committee is (i) an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. Our compensation committee is responsible for, among other things:

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evaluating, recommending, approving and reviewing executive officer and director compensation arrangements, plans, policies and programs;
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administering our cash-based and equity-based compensation plans;
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making recommendations to our Board regarding any other board of director responsibilities relating to executive compensation;
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reviewing our compensation policies for elements of risk;
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reviewing and discussing with management the disclosures contained under the caption “Executive Compensation” for use in our annual proxy statement, if required; and
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performing the other responsibilities set forth in its charters as in effect from time to time.

Our compensation committee retained an independent compensation consultant, Alpine Rewards (“Alpine Rewards”), a national compensation consulting firm, to assist in structuring our executive officer and director compensation on an ongoing basis.

Alpine Rewards provided our compensation committee with market data and analyses from a peer group of biotechnology companies with product candidates in a similar stage of development and similar financial and size characteristics. Alpine Rewards has not provided us or our compensation committee with any other services that would compromise their independence or pose a conflict of interest.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee is composed of Mr. Nodelman, Mr. Orwin and Mr. Renton. Mr. Renton is the chairperson of our nominating and corporate governance committee. The composition of our nominating and corporate governance committee meets the requirements for independence under the current Nasdaq listing standards and SEC rules and regulations. Our nominating and corporate governance committee is responsible for, among other things:

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identifying, considering and recommending candidates for membership on our Board;
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developing and recommending corporate governance guidelines and policies;
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overseeing the process of evaluating the performance of our Board; and
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advising our Board on other corporate governance matters.

Code of Business Conduct and Ethics

Our Board has adopted a Code of Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of our Code of Conduct is posted on the investor relations section of our website at http://ir.anaptysbio.com by clicking on “Governance.” Any amendments or waivers of our Code of Conduct pertaining to a member of our Board or one of our executive officers will be disclosed on our website at the above-referenced address.

Insider Trading Policy

We have adopted an Insider Trading Policy governing the purchase, sale, and other dispositions of our securities that applies to all of our personnel, including directors, officers, employees, and other covered persons. The Insider Trading Policy also provides that the Company will not transact in its own securities unless in compliance with U.S. federal and state securities laws. We believe that our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. A copy of the Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K, filed on March 3, 2026.

Hedging and Pledging Prohibitions

Under our Insider Trading Policy, our employees, executive officers, and members of our Board are prohibited from engaging in certain speculative transactions including, among other things: (i) acquiring, selling, or trading in any interest or position relating to the future price of our securities, such as a put option, a call option, or a short sale (including a short sale “against the box”); (ii) engaging in hedging or monetization transactions, including prepaid variable forward contracts, equity swaps, collars and exchange funds; or (iii) purchasing our securities on margin, borrowing against any account in which our securities are held, or pledging our securities as collateral for a loan.

Timing of Equity Grants

We do not time equity grants to take advantage of a depressed stock price or an anticipated increase in stock price and generally make awards on predetermined dates to ensure that awards cannot be timed to take advantage of material non-public information. Annual employee and non-employee director grants are completed in January each year, new hire stock awards to employees are generally granted on the 15th of the month immediately following their start date, and initial awards to non-employee directors are granted on the date of the non-employee director’s initial appointment or election to our Board.

Compensation Committee Interlocks and Insider Participation

None of our executive officers has served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our Board or compensation committee during the year ended December 31, 2025.

Board and Committee Meetings and Attendance

The Board and its committees meet regularly throughout the year and also hold special meetings and act by written consent from time to time. During 2025, the Board held 14 meetings, including by videoconference, the audit committee held 4 meetings, our compensation committee held 4 meetings and the nominating and corporate governance committee held 2 meetings. During 2025, none of the directors attended fewer than 75% of the aggregate of the total number of meetings held by the Board during his or her tenure and the total number of meetings held by all committees of the Board on which such director served during his or her tenure. The independent members of the Board also meet separately without management directors on a regular basis to discuss such matters as the independent directors consider appropriate.

Board Attendance at Annual Stockholders’ Meeting

Nine directors were in attendance at our 2025 annual meeting of stockholders. We invite and encourage each member of our Board to attend our annual meetings of stockholders; however, we do not have a formal policy regarding attendance of annual meetings by the members of our Board.

Communication with Directors

Stockholders and interested parties who wish to communicate with our Board, non-management members of our Board as a group, a committee of the Board or a specific member of our Board (including our Chairman) may do so by letters addressed to the attention of our Corporate Secretary, AnaptysBio, Inc., 10770 Wateridge Circle, Suite 210, San Diego, CA 92121.

All communications by letter addressed to the attention of our Corporate Secretary will be reviewed by the Corporate Secretary and provided to the members of the Board unless such communications are unsolicited items, sales materials and other routine items and items unrelated to the duties and responsibilities of the Board.

Board Diversity

Due to the complex nature of our business, the Board believes it is important to consider diversity of race, ethnicity, gender, sexual orientation, age, education, cultural background, and professional experiences in evaluating board candidates in order to provide practical insights and diverse perspectives.

Considerations in Evaluating Director Nominees

The nominating and corporate governance committee is responsible for identifying, evaluating and recommending candidates to the Board for board membership. A variety of methods are used to identify and evaluate director nominees, with the goal of maintaining and further developing a diverse, experienced and highly qualified Board. Candidates may come to our attention through current members of our Board, professional search firms, stockholders or other persons.

The nominating and corporate governance committee will recommend to the Board for selection all nominees to be proposed by the Board for election by the stockholders, including approval or recommendation of a slate of director nominees to be proposed by the Board for election at each annual meeting of stockholders, and will recommend all director nominees to be appointed by the Board to fill interim director vacancies.

Our Board encourages selection of directors who will contribute to the Company’s overall corporate goals. The nominating and corporate governance committee may from time to time review and recommend to the Board the desired qualifications, expertise and characteristics of directors, including such factors as business experience, diversity and personal skills in life sciences and biotechnology, finance, marketing, financial reporting and other areas that are expected to contribute to an effective Board. Exceptional candidates who do not meet all of these criteria may still be considered. In evaluating potential candidates for the Board, the nominating and corporate governance committee considers these factors in the light of the specific needs of the Board at that time.

In addition, under our Corporate Governance Guidelines, a director is expected to spend the time and effort necessary to properly discharge such director’s responsibilities. Accordingly, a director is expected to regularly attend meetings of the Board and committees on which such director sits, and to review prior to meetings material distributed in advance for such meetings. Thus, the number of other public company boards and other boards (or comparable governing bodies) on which a prospective nominee is a member, as well as his or her other professional responsibilities, will be considered. Under our Corporate Governance Guidelines, there are no limits on the number of three-year terms that may be served by a director. However, in connection with evaluating recommendations for nomination for reelection, the nominating and corporate governance committee considers director tenure. We value diversity on a company-wide basis, but have not adopted a specific policy regarding board diversity.

Stockholder Recommendations for Nominations to the Board

The nominating and corporate governance committee will consider properly submitted stockholder recommendations for candidates for our Board who meet the minimum qualifications as described above. The nominating and corporate governance committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. A stockholder of record can nominate a candidate for election to the Board by complying with the procedures in Article I, Section 1.12 of our Bylaws. Any eligible stockholder who wishes to submit a nomination should review the requirements in the Bylaws on nominations by stockholders. Any nomination should be sent in writing to our Corporate Secretary, AnaptysBio, Inc., 10770 Wateridge Circle, Suite 210, San Diego, CA 92121. Submissions must include the full name of the proposed nominee, complete biographical information, a description of the proposed nominee’s qualifications as a director, other information regarding the nominee and proposing stockholder as specified in our Bylaws, and certain representations regarding the nomination. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. These candidates are evaluated at meetings of the nominating and corporate governance committee, and may be considered at any point during the year. If any materials are provided by a stockholder in connection with the recommendation of a director candidate, such materials are forwarded to the nominating and corporate governance committee.

All proposals of stockholders that are intended to be presented by such stockholder at an annual meeting of stockholders must be in writing and notice must be delivered to the Corporate Secretary at our principal executive offices not later than the close of business on the 75th day nor earlier than the close of business on the 105th day prior to the first anniversary of the preceding year’s annual meeting. Stockholders are also advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations. In addition to satisfying the foregoing requirements under the Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2027 Annual Meeting of Stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

PROPOSAL NO. 1
ELECTION OF CLASS III DIRECTORS

Our Board is divided into three classes. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. Directors and director nominees in Class III will stand for election at this meeting. The terms of office of directors in Class I and Class II do not expire until the annual meetings of stockholders to be held in 2027 and 2028, respectively.

Our Class III directors, whose terms will expire at this Annual Meeting, are Mr. Renton and Mr. Schmid.

At the recommendation of our nominating and corporate governance committee, our Board proposes that each of Mr. Renton and Mr. Schmid, each an incumbent Class III director, be elected as a Class III director for a three-year term expiring at the annual meeting of stockholders to be held in 2029 and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal.

Each director will be elected by a plurality of the votes present in person or represented by proxy at the meeting and entitled to vote on the election of directors. This means that the two individuals nominated for election to the Board at the meeting receiving the highest number of “FOR” votes will be elected. You may either vote “FOR” one or more nominees or “WITHHOLD” your vote with respect to any or all of the individuals nominated for election to the Board. A “WITHHOLD” vote will have the same effect as an abstention. You may not cumulate votes in the election of directors. Shares represented by proxies will be voted “FOR” the election of each of the Class III nominees, unless the proxy is marked to withhold authority to so vote. If any nominee for any reason is unable to serve, the proxies may be voted for such substitute nominee as the proxy holders, who are officers of our company, determine. Each nominee has consented to being named in this proxy statement and to serve if elected. Proxies may not be voted for more than two directors.

Nominees to the Board

The nominees and their ages are provided in the table below. Additional biographical information for each nominee is set forth in the text below the table.

Name	Age	Position and Class
Hollings Renton(1)	79	Director, Class III
John P. Schmid(2)	63	Director, Class III

(1)
Member of the nominating and corporate governance committee
(2)
Member of the compensation committee and the audit committee

Hollings Renton has served as a member of our Board since June 2015. Mr. Renton previously served as the Chief Executive Officer and President of Onyx Pharmaceuticals, Inc. from 1993 to 2008 and as the chairperson of its board of directors from 2000 to 2008. Before joining Onyx Pharmaceuticals, Mr. Renton served as the President and Chief Operating Officer of Chiron Corporation, a pharmaceutical company, from 1991 to 1993, following its acquisition of Cetus Corporation. Mr. Renton served as the President of Cetus Corporation from 1990 to 1991, as Chief Operating Officer from 1987 to 1990, and as Chief Financial Officer from 1983 to 1987. Mr. Renton previously served on the board of directors of Zymeworks, Inc., a publicly traded company, from 2017 to 2024, and Portola Pharmaceuticals, Inc., a publicly traded company, from March 2010 to June 2020. Mr. Renton received his M.B.A. from the University of Michigan and his B.S. in Mathematics from Colorado State University. Our Board believes that Mr. Renton’s extensive industry experience and board memberships provide him with the qualifications and skills to serve on our Board.

John P. Schmid has served as a member of our Board since June 2015. Mr. Schmid served as Chief Financial Officer of Auspex Pharmaceuticals, Inc. from September 2013 to June 2015. Before joining Auspex Pharmaceuticals, Mr. Schmid co-founded Trius Therapeutics, a publicly traded biopharmaceutical company, where he served as the Chief Financial Officer from June 2004 until its merger with Cubist Pharmaceuticals, Inc., in September 2013. Before he joined Trius Therapeutics, Mr. Schmid served as the Chief Financial Officer at Gene Formatics, Inc., a private biotechnology company, from 1998 to 2003, and at Endonetics, a private medical device company, from 1995 to 1998. Mr. Schmid currently serves as a member of the board of directors of the publicly traded company Design Therapeutics Inc., a pharmaceutical company, First Tracks Biotherapeutics, Inc., a publicly traded pharmaceutical company, Bright Peak Therapeutics, a private biotechnology company, and BlossomHill Therapeutics, Inc., a private pharmaceutical company. In the last five years, Mr. Schmid has previously served on the boards of directors of Helix Acquisition Corp. and Helix Acquisition Corp. II, both special purpose acquisition companies, Neos Therapeutics, Poseida Therapeutics, Inc., and Xeris Pharmaceuticals, all pharmaceutical companies. Mr. Schmid received his M.B.A. from the University of San Diego and his B.A. from Wesleyan University. Our Board believes that Mr. Schmid’s extensive industry experience and executive positions at multiple biopharmaceutical companies qualify him to serve on our Board.

Continuing Directors

The directors who are serving or who have been appointed for terms that end following the meeting, and their ages (as of the date of this Proxy Statement), occupations and length of board service are provided in the table below. Additional biographical information for each nominee is set forth in the text below the table.

Name	Age	Position and Class
Daniel Faga(1)	46	Director, Class II
John Orwin(2)	61	Director, Class II
Oleg Nodelman(3)	49	Director, Class I
Susannah Gray(4)	66	Director, Class I
Owen Hughes	51	Director, Class I

(1)
Mr. Faga is our President and Chief Executive Officer
(2)
Member of the compensation committee and audit committee
(3)
Member of the nominating and corporate governance committee
(4)
Member of the audit committee

Daniel Faga has served as a member of our Board since November 2021, and has served as our President and Chief Executive Officer since August 2023. Mr. Faga previously served as our Interim President and Chief Executive Officer from March 2022 to August 2023. From January 2020 to November 2021, Mr. Faga served as Chief Operating Officer at Mirati Therapeutics, responsible for leading the company’s corporate strategy, finance, legal and other business operations. Prior to joining Mirati, Mr. Faga served as the Chief Business Officer for Spark Therapeutics, Inc. from May 2016 through December 2019, where he was responsible for leading the company’s corporate strategy, portfolio and new product planning, patient advocacy, business development, alliance management, asset & program management and corporate communications functions. From July 2009 until April 2016, Mr. Faga was a Managing Director at Centerview Partners, an investment banking and advisory firm, where he served as a founding member of Centerview’s healthcare advisory practice. Prior to Centerview, Mr. Faga worked at Merrill Lynch in its healthcare investment banking group and as a management consultant in the Life Sciences Practice at PRTM. Mr. Faga earned a B.S. in Engineering from Cornell University and an M.B.A. in Health Care Management from The Wharton School at the University of Pennsylvania. Our Board believes that Mr. Faga’s extensive industry experience and executive experience provides him with the qualifications and skills to serve on our Board.

Oleg Nodelman has served as a member of our Board since April 2021 and will be Chairman of our Board effective immediately following the Annual Meeting. Mr. Nodelman has served as the Founder and Portfolio Manager of EcoR1 Capital LLC, a biotech-focused investment advisory firm established in 2013, and one of our principal stockholders, since its inception. Previously, Mr. Nodelman served as a Portfolio Manager at BVF Partners from 2001 to 2012. Mr. Nodelman earned a B.S.F.S. in Science and Technology from Georgetown University, School of Foreign Service in 1999. Mr. Nodelman currently serves on the board of directors of both Galapagos NV and Zymeworks, and previously served on the board of directors of Prothena Corporation plc from 2019 to 2024, Nuvation Bio Inc. from February 2021 to December 2023 and Panacea Acquisition Corp. II from April 2020 to February 2021. Our Board believes that Mr. Nodelman’s extensive industry experience provides him with the qualifications and skills to serve on our Board.

Susannah Gray has served as a member of our Board since March 2026. Ms. Gray also currently serves on the board of directors of Maravai LifeSciences Holdings, Inc., a life science company, 4D Molecular Therapeutics, Inc., a biotech company, and Theravance BioPharma, Inc., a biopharmaceutical company. Ms. Gray previously served on the board of directors of Morphic Holding, Inc. (the parent company of Morphic Therapeutic, Inc.), a biotech company, from April 2021 to August 2024 and Apria, Inc., a healthcare company, from May 2021 to March 2022, when Apria, Inc. was acquired by Owens & Minor, Inc. Ms. Gray served as the Chief Financial Officer of Royalty Pharma Management LLC (“Royalty Pharma”), a buyer of pharmaceutical royalties, from January 2005 to December 2018. Ms. Gray was promoted to Executive Vice President of Finance and Strategy in December 2018 and retired from Royalty Pharma in September 2019. Prior to

Royalty Pharma, Ms. Gray served as a managing director and senior analyst covering the healthcare sector of CIBC World Markets’ high yield group from 2002 to 2004 and previously served in similar roles at Merrill Lynch and Chase Securities (predecessor of J.P. Morgan Securities). Ms. Gray holds a B.A. in Social Studies from Wesleyan University and an MBA from Columbia University. Our Board believes that Ms. Gray’s extensive executive experience in the pharmaceutical industry, as well as her financial expertise, qualify her to serve on our Board.

John Orwin has served as a member of our Board and Chairman of our Board since September 2023. Mr. Orwin has been a venture partner at Samsara BioCapital, L.P., a venture capital group, since 2024, and currently serves as the chair of the board of directors of the publicly traded First Tracks Biotherapeutics, Inc., a pharmaceutical company, Nested Therapeutics, Inc., a privately held company, serves on the board of directors of Ambrosia Biosciences, Inc., a privately held company, and as executive chairman of the board of directors of Agni Bio, Inc., a privately held company. Mr. Orwin served as the President and Chief Executive Officer of Atreca, Inc. from April 2018 to June 2024. He also has served as a member of the board of directors of CARGO Therapeutics, Inc. since August 2022, and Travere Therapeutics, Inc. since March 2017. He previously served as a member of the boards of directors of Seagen, Inc. from January 2014 until its acquisition by Pfizer Inc. in December 2023 and Array BioPharma, Inc. from November 2012 to July 2019. Mr. Orwin received a B.A. in Economics from Rutgers, The State University of New Jersey and an M.B.A. from New York University. Our Board believes that Mr. Orwin’s extensive industry experience and executive positions at multiple biopharmaceutical companies qualify him to serve on our Board.

Owen Hughes has served as a member of our Board since May 2026. Mr. Hughes has served as Chief Executive Officer of Xoma Royalty Corp., a publicly traded royalty aggregator, since January 2024, and prior to that served as Executive Chairman of the Board of Xoma Royalty Corp. and Interim Chief Executive Officer from January 2023 through January 2024. Mr. Hughes has served as the Chief Executive Officer of Sail Bio, Inc., a private biotechnology company focused on addressing toxic proteinopathies, a rare genetic kidney disease, since February 2022 and served as the Chief Executive Officer and co-founder of Cullinan Therapeutics, Inc. (formerly Cullinan Oncology, Inc.), a publicly-traded oncology company, from September 2017 to October 2021. Previously, Mr. Hughes served as the Chief Business Officer and Head of Corporate Development at Intarcia Therapeutics, Inc., a biotechnology company focused on type II diabetes, from February 2013 to August 2017. Prior to his operating roles, Mr. Hughes spent 16 years on Wall Street in various capacities, including roles at Brookside Capital, an operating division of Bain Capital, and Pyramis Global Advisors, a Fidelity Investments Company. Mr. Hughes has served as the Chairman of the Board of Ikena Oncology, Inc., a formerly publicly-traded oncology company, since December 2022 and as a member of the Board of Directors of C4 Therapeutics, a publicly traded biopharmaceutical company, since December 2023. Mr. Hughes served on the Board of Radius Health, Inc., a formerly publicly-traded biopharmaceutical company, from April 2013 to August 2022, until its sale to Gurnet Point Capital and Patient Square Capital; Translate Bio, Inc., a messenger RNA therapeutics company, from July 2016 until its acquisition by Sanofi in September 2021; and FS Development Corp. II, a special purpose acquisition company sponsored by Foresite Capital, from February 2021 to December 2021. Mr. Hughes received a B.A. in History from Dartmouth College. Our Board believes that Mr. Hughes’ extensive executive experience in the pharmaceutical industry, in particular in the royalty financing space, qualifies him to serve on our Board.

There are no familial relationships among any of our directors and executive officers.

Non-Employee Director Compensation

The following table presents the total compensation for each person who served as a non-employee member of our Board in the year ended December 31, 2025. Mr. Faga is not paid any fees or other compensation for services as a member of our Board. For Mr. Faga’s compensation as our President and Chief Executive Officer, see the section below entitled “Executive Compensation.”

Name(1)	Fees Earned or Paid in Cash ($)	Option Awards(2) ($)	Stock Awards(2) ($)	Total ($)
Dennis Fenton, Ph.D. (3)	$65,000	$180,808	$89,425	$335,233
Rita Jain, M.D. (3)	$46,750	$180,808	$89,425	$316,983
Magda Marquet, Ph.D. (3)	$50,000	$180,808	$89,425	$320,233
John Orwin	$100,000	$180,808	$89,425	$370,233
John P. Schmid	$66,750	$180,808	$89,425	$336,983
J. Anthony Ware, M.D. (3)	$70,000	$180,808	$89,425	$340,233
Oleg Nodelman	$—	$—	$—	$—
Hollings Renton	$50,000	$180,808	$89,425	$320,233

(1)
As of December 31, 2025, Dr. Fenton held outstanding options to purchase 92,327 shares of common stock and 6,030 RSUs (as defined below); Dr. Jain held outstanding options to purchase 51,635 shares of common stock and 7,330 RSUs; Dr. Marquet held outstanding options to purchase 75,604 shares of common stock and 6,030 RSUs; Mr. Nodelman did not hold outstanding options to purchase shares of common stock or RSUs; Mr. Orwin held outstanding options to purchase 46,391 shares of common stock and 7,330 RSUs; Mr. Renton held outstanding options to purchase 101,820 shares of common stock and 6,030 RSUs; Mr. Schmid held outstanding options to purchase 101,820 shares of common stock and 6,030 RSUs; and Dr. Ware held outstanding options to purchase 126,085 shares of common stock and 6,030 RSUs.
(2)
The amounts reported in the Option Awards and the Stock Awards columns represent the grant date fair value of such awards granted to the directors during the year ended December 31, 2025 as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”). The assumptions used in calculating the grant date fair value of the stock options reported in the Option Awards column are set forth in Note 8 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025. Note that the amounts reported in this column reflect the accounting cost for these stock options and RSUs, and do not correspond to the actual economic value that may be received by our directors from the options.
(3)
Dr. Fenton, Dr. Jain and Dr. Marquet resigned as directors on April 20, 2026. Dr. Ware resigned as a director on April 23, 2026.

Our compensation arrangements for non-employee directors are reviewed periodically by our compensation committee and our Board. In addition, Alpine Rewards provided a competitive analysis of director compensation levels, practices and design features as compared to the general market as well as to our compensation peer group. Based on this analysis, there were no changes in compensation for 2025.

Cash Compensation

Pursuant to our non-employee director compensation policy each of our non-employee directors is provided with an annual cash compensation. Cash compensation is paid quarterly in arrears, and is prorated for partial service during a quarter.

The table below summarizes the cash compensation of our non-employee directors for 2025 pursuant to our director compensation policy, as well as the changes from 2024.

	2024	2025
Retainer	$40,000	$40,000
Audit Committee Chair	$20,000	$20,000
Audit Committee Member	$10,000	$10,000
Compensation Committee Chair	$15,000	$15,000
Compensation Committee Member	$6,750	$6,750
Nomination and Governance Committee Chair	$10,000	$10,000
Nomination and Governance Committee Member	$5,000	$5,000
R&D Committee Chair	$15,000	$15,000
R&D Committee Member	$10,000	$10,000
Non-Executive Chair	$35,000	$35,000

Equity Compensation

Our non-employee director compensation policy is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Under our non-employee director compensation policy, each non-employee director will be eligible to receive the following amounts for their service on our Board:

•
Initial Stock Option Grant. Each new non-employee director receives a stock option to purchase 16,510 shares of common stock and 6,030 RSUs, as well as a prorated annual equity grant.
•
Annual Stock Option Grants. Each of our non-employee directors generally receives an annual stock option grant in January to purchase 16,510 shares of common stock and 6,030 RSUs.

All equity awards held by our non-employee directors will accelerate in full upon a change in control.

OUR BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINATED CLASS III DIRECTORS.

PROPOSAL NO. 2
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has selected KPMG LLP as our principal independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending June 30, 2027. KPMG LLP audited our financial statements for the fiscal years ended December 31, 2025 and 2024, and will audit our financial statements for the fiscal year ended June 30, 2026. We expect that representatives of KPMG LLP will be present at the Annual Meeting, will be able to make a statement if they so desire and will be available to respond to appropriate questions.

At the Annual Meeting, the stockholders are being asked to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2027. Our audit committee is submitting the selection of KPMG LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. If this proposal does not receive the affirmative approval of a majority of the votes cast for or against the proposal, the audit committee would reconsider the appointment. Notwithstanding its selection and even if our stockholders ratify the selection, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the audit committee believes that such a change would be in our best interests and the interests of our stockholders.

The following table presents fees for services rendered by KPMG LLP for the years ended December 31, 2025 and 2024 (in thousands).

Principal Accountant Fees and Services

Fees Billed to AnaptysBio	Fiscal Year 2025	Fiscal Year 2024
Audit fees(1)	$610	$867
Other audit fees (2)	1,327	—
Tax fees(3)	392	150
Total fees	$2,329	$1,017

(1)
“Audit fees” include fees for professional services provided by KPMG LLP in connection with the audit of our consolidated financial statements, review of our quarterly consolidated financial statements, and related services that are typically provided in connection with registration statements, including filing of our S-3 registration statement.
(2)
“Other audit fees” include fees for services provided by KPMG LLP in connection with the audit requirements for the business separation of First Tracks Biotherapeutics, Inc.
(3)
“Tax fees” include fees related to tax compliance and advice. Tax advice fees encompass a variety of permissible services, including technical tax advice related to federal and state income tax matters; and assistance with tax audits.

The audit committee must pre-approve all services to be performed for us by KPMG LLP. Pre-approval is granted usually at regularly scheduled meetings of the audit committee. The audit committee also may approve the additional unanticipated services by either convening a special meeting of the audit committee or acting by unanimous written consent. During 2025, all services billed by KPMG LLP were pre-approved by the audit committee in accordance with this policy.

These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. Our audit committee may also pre-approve particular services on a case-by-case basis. All of the services relating to the fees described in the table above were approved by our audit committee.

OUR BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 2.

REPORT OF THE AUDIT COMMITTEE

The information contained in the following report of the audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, unless and only to the extent that we specifically incorporate it by reference.

The audit committee has reviewed and discussed with our management and KPMG LLP our audited consolidated financial statements as of and for the year ended December 31, 2025. The audit committee has also discussed with KPMG LLP the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board (United States).

The audit committee has received and reviewed the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with KPMG LLP its independence.

Based on the review and discussions referred to above, the audit committee recommended to our Board that the audited consolidated financial statements as of and for the year ended December 31, 2025 be included in our Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee

John P. Schmid (Chair)

Susannah Gray

John Orwin

PROPOSAL NO. 3

NON-BINDING ADVISORY VOTE ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are seeking a non-binding, advisory stockholder vote on the compensation awarded to our named executive officers for the fiscal year ended December 31, 2025, known as a “Say-on-Pay” vote.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our stockholders to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with Section 14A of the Exchange Act. At our 2025 annual meeting of stockholders, we asked our stockholders to express a preference for the frequency of our Say-on-Pay vote. The majority of our stockholders voted to hold the Say-on-Pay vote on an annual basis, and therefore, based on that vote, we present this vote every year.

As described in detail in the “Executive Compensation” section of this proxy statement, our compensation program is designed to reward our executive officers at a level consistent with our overall strategic and financial performance and to provide remuneration sufficient to attract, retain and motivate them to exert their best efforts and create a successful company. Our philosophy is to tie a greater percentage of an executive officer’s compensation to stockholder returns and to keep cash compensation at a competitive level while providing the opportunity to be well-rewarded through equity if we perform well over time. We believe that our executive compensation program, with its balance of short-term incentives (including base salary and annual cash incentives tied to performance measures) and long-term incentives (including equity awards) reward sustained performance, is aligned with long-term stockholder interests. Stockholders are encouraged to read the Executive Compensation section of this proxy statement.

Based on the above, we request that stockholders approve, on a non-binding advisory basis, the compensation of our named executive officers as described in this proxy statement pursuant to the following resolution:

RESOLVED, that the compensation paid to AnaptysBio’s named executive officers, as disclosed in this proxy statement, including the “Executive Compensation” section, compensation tables and narrative discussion, is hereby APPROVED.

Vote Required

Approval of named executive officer compensation requires the approval of a majority of the votes present or represented by proxy and voted for or against the matter.

As an advisory vote, this proposal is non-binding. Although the vote is non-binding, our Board and compensation committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

OUR BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 3.

PROPOSAL NO. 4

APPROVE AMENDMENT TO OUR 2017 EQUITY INCENTIVE PLAN

Our 2017 Equity Incentive Plan was adopted in connection with our initial public offering in 2017. On June 17, 2025, our stockholders approved the amendment and restatement of our 2017 Plan. We refer to our 2017 Plan as amended and restated as the “2017 Plan” in this proxy statement.

We are asking our stockholders to approve a limited amendment (“Amendment No. 1”) to our 2017 Plan (as amended by Amendment No. 1, the “Amended Plan”). Our Board has approved the Amended Plan, subject to stockholder approval. If the Amended Plan is approved by our stockholders, it will become effective on the date of such stockholder approval (the “Amendment Effective Date”). If the Amended Plan is not approved, our current 2017 Plan will remain as-is and will terminate pursuant to its terms on January 12, 2027.

What the Amended Plan Does

•
Extends the term of the 2017 Plan so that awards may continue to be granted for an additional 10 years;
•
Adds a compensation limit for non-employee directors measured for each fiscal year of service, capping the combined cash and equity compensation for each non-employee director at $1,000,000 for a non-employee director’s first fiscal year of service and $750,000 in each subsequent fiscal year, effective for fiscal years starting July 1, 2026.

No Increase to Share Reserve

We are not seeking stockholder approval to authorize any additional shares for the Amended Plan as the existing share reserve is expected to be sufficient to meet our needs for the foreseeable future.

Rationale For and Reasons Why the Board Recommends a Vote FOR the Amended Plan

Equity Compensation is a Critical Element of Our Compensation Program

The use of equity compensation, including the grant of options and RSUs, has been an important part of our overall compensation philosophy. We believe that the adoption of the Amended Plan is in the best interests of the Company and our stockholders for the following reasons:

•
Allows us to recruit, retain and motivate qualified directors and employees while conserving cash.
•
Provides directors and employees with an ownership stake, creating a strong incentive to work toward the Company’s success.
•
Aligns the interests of directors and employees with stockholders.

If the Amended Plan is not approved by our stockholders, our 2017 Plan will remain in effect and then terminate on January 12, 2027, which is the expiration of its term. The term extension is necessary to allow us to continue making equity grants to directors and employees.

Current 2017 Plan Information

As of June 1, 2026:

•
There were 29,302,112 total shares of our common stock outstanding.
•
There were 2,187,675 shares available for grant under the 2017 Plan.
•
There were 6,440,675 shares issuable upon the exercise of outstanding time-vesting stock options with a weighted-average exercise price of $18.65 and a weighted average remaining contractual term of 7.05 years.
•
There were 1,562,711 shares subject to outstanding RSUs.

•
There were no shares available for grant under the Amended and Restated 2006 Equity Incentive Plan (the “2006 Plan”) (the predecessor plan that terminated in connection with our 2017 Plan).
•
The closing market price of our common stock on June 1, 2026 was $53.14.

The above information reflects the effects of the Spin-Off (as defined below), which was completed on April 20, 2026. See “Impact of the 2026 Spin-Off on Executive Officers and Executive Compensation Arrangements” below for more information.

Summary of the Amended Plan

The following is a summary of the principal features of the Amended Plan. This summary, however, does not purport to be a complete description of all of the provisions of the Amended Plan. It is qualified in its entirety by reference to the full text of the 2017 Plan, a copy of which is attached hereto as Annex A, and Amendment No. 1 to the 2017 Plan, a copy of which is attached hereto as Annex B.

Background; Purpose

The 2017 Plan was adopted by our Board on January 12, 2017 and became effective on January 24, 2017 (the “Original Effective Date”). The Amended Plan was adopted by the Board on June 20, 2026. If the Amended Plan is approved by stockholders, it will terminate on June 20, 2036, ten years after the Board approved the amendment. The purpose of the Amended Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to our success.

Eligibility

Employees, officers, directors, consultants, independent contractors and advisors of the Company or any parent, subsidiary or affiliate of the Company are eligible to receive awards. As of June 1, 2026, we had two executive officers (as such term is defined under Rule 16a-1(f)) and six non-employee directors who would be eligible to participate in the Amended Plan.

Administration

The Amended Plan will be administered by our compensation committee, all of the members of which are non-employee directors under applicable federal securities laws and outside directors as defined under applicable federal tax laws. Our compensation committee will act as the plan administrator and have the authority to construe and interpret the Amended Plan, grant awards, determine the terms and conditions of awards and make all other determinations necessary or advisable for the administration of the Amended Plan (subject to the limitations set forth in the Amended Plan). However, our Board establishes the terms for the grant of awards to non-employee directors as discussed above under “Proposal No. 1 Election of Class III Directors-Non-Employee Director Compensation”.

Share Reserve

The number of shares authorized under the Amended Plan will remain unchanged from the current 2017 Plan. The Amended Plan does not include an “evergreen” provision, and there will be no automatic annual increases thereunder.

In addition, the following shares of our common stock will be available for grant and issuance under our Amended Plan:

With respect to awards granted under the Amended Plan (including prior to its amendment):

•
shares subject to issuance upon exercise of a stock option or stock appreciation right granted under the Amended Plan but which cease to be subject to the option or stock appreciation right for any reason other than exercise of the stock option or stock appreciation right;
•
shares subject to awards granted under the Amended Plan that are forfeited or are repurchased by the Company at the original issue price;
•
shares subject to awards granted under the Amended Plan that otherwise terminate without such shares being issued;

•
shares surrendered pursuant to a stockholder-approved exchange program; and
•
shares that are used to pay the exercise price of an award or withheld to satisfy the tax withholding obligations related to an award.

Shares that otherwise become available for grant and issuance shall not include shares subject to awards that initially became available because of the Company’s substitution or assumption of awards granted by another company in connection with an acquisition of such company, or otherwise, as permitted under the Amended Plan.

Equitable Adjustments

In the event of a change in our common stock via a stock dividend, extraordinary dividend or distribution (whether in cash, shares, or other property, other than a regular cash dividend), recapitalization, stock split, reverse stock split, subdivision, combination, consolidation, reclassification, spin-off, or similar change in the capital structure of the company without consideration, proportionate adjustments will be made to (a) the number and class of shares reserved for issuance and future grant under the Amended Plan (including the maximum number and class of ISOs (as defined below)), (b) the exercise prices of and number and class of shares subject to outstanding options and stock appreciation rights, (c) the number and class of shares subject to outstanding awards (other than options and stock appreciation rights), and (d) the number and class of shares that may be granted as awards to non-employee directors, subject to any required action by the Board or the stockholders of the Company.

Equity Awards

The Amended Plan will permit us to grant the following types of awards:

•
Stock Options. The Amended Plan provides for the grant of Incentive Stock Options (“ISOs”) and Non-qualified Stock Options (“NSOs”). ISOs may be granted only to our employees or employees of our parent, subsidiaries and affiliates. NSOs may be granted to eligible employees, consultants and directors of any of our parent, subsidiaries or affiliates. We are able to issue no more than 12,000,000 shares pursuant to the grant of ISOs under the Amended Plan. Our compensation committee determines the terms of each option award, provided that ISOs are subject to statutory limitations. Our compensation committee also determines the exercise price for a stock option, provided that the exercise price of an option may not be less than the fair market value of our common stock on the date of grant (with certain additional requirements for certain ISOs). Options granted under the Amended Plan vest at the rate and/or subject to performance requirements specified by the compensation committee and such vesting schedule is set forth in the stock option agreement to which such stock option grant relates. The compensation committee determines the term of stock options granted under the Amended Plan, up to a term of ten years (with certain additional requirements for certain ISOs). After the option holder ceases to provide services to us, he or she is able to exercise his or her vested option for the period of time stated in the stock option agreement to which such option relates. Generally, the vested option will remain exercisable for three months after an optionee’s cessation of service, except in the case of termination due to death, disability or termination for cause. An option may not be exercised later than its expiration date.
•
Restricted Stock Units. RSUs represent the right to receive shares of our common stock at a specified date in the future or upon satisfaction of performance goals specified by the compensation committee, subject to forfeiture of such right due to termination of employment or failure to achieve specified performance goals. RSUs do not have an exercise price. If the RSUs have not been forfeited, then on the date specified in the award agreement we will deliver to the holder of the RSUs shares of our common stock, cash or a combination of our common stock and cash as specified in the applicable award agreement. Our compensation committee determines the term of RSUs granted under the Amended Plan.
•
Restricted Stock Awards. A restricted stock award is an offer by us to sell shares of our common stock subject to restrictions that our compensation committee may impose. These restrictions may be based on completion of a specified period of service with us or upon the achievement of performance goals during a performance period. Our compensation committee determines the price of a restricted stock award. Unless otherwise set forth in the award agreement, vesting will cease on the date the participant no longer provides services to us, and at that time unvested shares will be forfeited to us or subject to repurchase by us.

•
Stock Bonus Awards. A stock bonus is an award of shares of our common stock for past or future services to us. Stock bonuses can be granted as additional compensation for performance and, therefore, are not issued in exchange for cash. Our compensation committee determines the number of shares to be issued as stock bonus and any restrictions on those shares. These restrictions may be based on completion of a specified period of service with us or upon the achievement of performance goals during a performance period. Unless otherwise set forth in the award agreement, vesting ceases on the date the participant no longer provides services to us, and at that time unvested shares will be forfeited to us or are subject to repurchase by us.
•
Stock Appreciation Rights. Stock appreciation rights provide for a payment, or payments, in cash or shares of our common stock to the holder based upon the difference between the fair market value of our common stock on the date of exercise and the stated exercise price of the stock appreciation right. Stock appreciation rights may vest based on time or achievement of performance goals. Our compensation committee determines the term of stock appreciation rights granted under the Amended Plan, up to a term of ten years.
•
Performance Awards. A performance award is an award of a cash bonus or a bonus denominated in shares or units that is subject to performance factors. The award of performance shares may be settled in cash or by issuance of those shares (which may consist of restricted stock). These awards are subject to forfeiture because of termination of employment or failure to achieve the performance conditions.

Performance Factors

The compensation committee may establish performance goals from the performance criteria set forth in the Amended Plan, which include the following: profit before tax; billings; revenue; net revenue; earnings (which may include earnings before interest and taxes, earnings before taxes, net earnings, stock-based compensation expenses, depreciation, and amortization); operating income; operating margin; operating profit; controllable operating profit or net operating profit; net profit; gross margin; operating expenses or operating expenses as a percentage of revenue; net income; earnings per share; total stockholder return; market share; return on assets or net assets; the Company’s stock price; growth in stockholder value relative to a pre-determined index; return on equity; return on invested capital; cash flow (including free cash flow or operating cash flows); cash conversion cycle; economic value added; individual confidential business objectives; contract awards or backlog; overhead or other expense reduction; credit rating; strategic plan development and implementation; succession plan development and implementation; improvement in workforce diversity; customer indicators and/or satisfaction; new product invention or innovation; attainment of research and development milestones; improvements in productivity; bookings; attainment of objective operating goals and employee metrics; sales; expenses; balance of cash, cash equivalents, and marketable securities; completion of an identified special project; completion of a joint venture or other corporate transaction; employee satisfaction and/or retention; research and development expenses; working capital targets and changes in working capital; and any other metric that is capable of measurement as determined by the compensation committee. The compensation committee may provide for one or more equitable adjustments to the performance criteria, including to preserve compensation committee’s original intent regarding such criteria at the time of the initial award grant, such as but not limited to, adjustments in recognition of unusual or non-recurring items such as acquisition related activities or changes in applicable accounting rules.

Stockholder Approval Required for Repricing, Exchange and Buyout

The compensation committee may not, without the approval of our stockholders, reprice options or stock appreciation rights, including pursuant to an exchange program whereby cash or new awards are issued in exchange for the surrender and cancellation of any, or all, outstanding awards.

Insider Trading; Clawback Policy

Each participant who receives an award will comply with any policy adopted by the Company from time to time covering transactions in our securities by employees, officers and/or directors.

All awards will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of the participant’s employment or other service, and in addition to any other remedies available under such policy and applicable law, we may require the cancellation of outstanding awards and the recoupment of any gains realized with respect to awards.

Restrictions on Dividends and Dividend Equivalents

A participant will have no right to payment of stock dividends or stock distributions with respect to unvested shares, and any such dividends or stock distributions will be accrued and paid only at such time, if any, as such unvested shares become vested shares and are no longer subject to restrictions and risk of forfeiture.

Change in Control

If we undergo a Corporate Transaction (as defined in the Amended Plan), any or all outstanding awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all participants. In the alternative, the successor corporation may substitute equivalent awards or provide substantially similar consideration to participants as was provided to stockholders (after taking into account the existing provisions of the awards). The successor corporation may also issue, in place of outstanding shares of the Company held by the participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the participant. In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute awards, as provided above, pursuant to a Corporate Transaction, then notwithstanding any other provision in the Amended Plan to the contrary, such awards will expire on such transaction at such time and on such conditions as the Board will determine; the Board (or, the compensation committee, if so designated by the Board) may, in its sole discretion, accelerate the vesting of such awards in connection with a Corporate Transaction. In addition, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute awards, as provided above, pursuant to a Corporate Transaction, the compensation committee will notify the participant in writing or electronically that such award will be exercisable for a period of time determined by the compensation committee in its sole discretion, and such award will terminate upon the expiration of such period. Awards need not be treated similarly in a Corporate Transaction and treatment may vary from award to award and/or from participant to participant.

In the event of a Corporate Transaction, the vesting of all awards granted to our non-employee directors will accelerate and such awards will become exercisable (as applicable) in full upon the consummation of such event at such times and on such conditions as the compensation committee determines.

Foreign Award Recipients

In order to comply with the laws in other countries in which we and our subsidiaries and affiliates operate or have employees or other individuals eligible for awards, the compensation committee will have the power and authority to modify the terms and conditions of any award granted to individuals outside the United States to comply with applicable foreign laws, establish subplans and modify exercise procedures and other terms and procedures, and take any action that the compensation committee determines to be necessary or advisable to comply with any local governmental regulatory exemptions or approvals.

Transferability of Awards

Unless the compensation committee provides otherwise, the Amended Plan does not allow for the transfer of awards, other than by will or the laws of descent and distribution, and generally only the recipient of an award may exercise it during his or her lifetime.

Grants to Non-Employee Directors

Non-employee directors are eligible to receive any type of award offered under the Amended Plan except ISOs. Awards to non-employee directors under the Amended Plan may be automatically made pursuant to a policy adopted by the Board, or made from time to time as determined in the discretion of the Board. The Amended Plan limits the aggregate amount of cash compensation and the grant date fair value of awards that may be paid or granted to a non-employee director during any fiscal year of service to $1,000,000 for the director’s first fiscal year of service and $750,000 for each subsequent fiscal year of service, effective for fiscal years commencing on or after July 1, 2026.

Amendment and Termination

The Board is permitted to amend or terminate the Amended Plan at any time, subject to stockholder approval where required. In any event, no termination or amendment of the Amended Plan or any outstanding award may adversely affect any then outstanding award without the consent of the participant, unless such termination or amendment is necessary to comply with applicable law, regulation or rule.

The 2017 Plan originally became effective on the Original Effective Date. Unless earlier terminated as provided in the Amended Plan, the Amended Plan will become effective on the Amendment Effective Date and will terminate ten years from the date the Amended Plan was approved by the board.

Federal Income Tax Consequences

The following is a general summary under current law of certain U.S. federal income tax consequences to participants who are citizens or individual residents of the United States relating to the types of equity awards that may be granted under the Amended Plan. This summary deals with the general tax principles and is provided only for general information. Certain kinds of taxes, such as foreign taxes, state and local income taxes, payroll taxes and the alternative minimum tax, are not discussed.

•
Nonqualified Stock Options, Stock Appreciation Rights. A recipient of an NSO or stock appreciation right will not recognize taxable income upon the grant of those awards. However, the participant will recognize ordinary income upon exercise in an amount equal to the difference between the fair market value of the shares and the exercise price on the date of exercise. Any gain or loss recognized on a subsequent disposition of the shares of common stock generally will be short‐term or long‐term capital gain or loss, depending on the length of time the recipient holds the shares.
•
Incentive Stock Options. Neither the grant nor the exercise of an ISO will generally result in any taxable income to the recipient, except that the alternative minimum tax may apply at the time of exercise. The recipient will recognize a capital gain or loss on a later sale or other disposition of such shares provided that he or she does not dispose of such shares within two years from the date the option was granted or within one year after the shares were acquired by the recipient. If the shares are not held for the holding period described above, the recipient will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the sales price and the exercise price. Any gain or loss recognized on a subsequent disposition of the shares of common stock generally will be short‐term or long‐term capital gain or loss, depending on the length of time the recipient holds the shares.
•
Restricted Stock Units. A holder of RSUs does not recognize taxable income when the RSUs are granted. The recipient of the award generally will recognize ordinary income in each year in which the units vest in an amount equal to the fair market value of the shares of common stock received. Any gain or loss recognized on a subsequent disposition of the shares of common stock generally will be short-term or long‐term capital gain or loss, depending on the length of time the recipient holds the shares.
•
Other Awards. The grant of restricted stock awards, stock bonus awards and performance shares will generally not be a taxable event. Generally, the recipient will recognize ordinary income equal to the excess of the fair market value over the price paid, if any, in the first taxable year in which his or her interest in the shares underlying the award becomes either (i) freely transferable or (ii) no longer subject to substantial risk of forfeiture (unless, with respect to an award of restricted stock, the recipient elects to accelerate recognition as of the date of grant).

In each of the foregoing cases, we will generally have a corresponding deduction at the time the participant recognizes ordinary income, subject to Section 162(m) of the Internal Revenue Code and the relevant income tax regulations. Section 162(m) places a limit of $1 million on the amount of compensation that we may deduct as a business expense in any year with respect to certain of our most highly paid executive officers. We may from time to time pay compensation to our executives that may not be deductible if the compensation committee believes that doing so is in the best interests of our stockholders.

ERISA Information

The Amended Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

New Plan Benefits

Our named executive officers and members of our Board have an interest in this proposal by virtue of them being eligible to receive equity awards under the Amended Plan. No awards have been granted that are contingent on the approval of the Amended Plan. Future awards under the Amended Plan to executive officers, employees or other eligible participants are discretionary and cannot be determined at this time. Currently, our non-employee directors are entitled to receive cash and equity compensation for their service as directors as described above under “Proposal No. 1 Election of Class III Directors-Non-Employee Director Compensation”.

Historical Plan Benefits Table

The following table sets forth the number of shares subject to stock options or restricted or performance stock unit awards granted under the 2017 Plan from its Original Effective Date through December 31, 2025, excluding shares underlying options or awards that were granted under the 2017 Plan that expired unexercised or were canceled:

Name and Position	Number of Securities Underlying Awards (#)
Daniel Faga, Chief Executive Officer	1,309,623
Paul Lizzul, M.D., Ph.D., former Chief Medical Officer (1)	631,365
Dennis Mulroy, former Chief Financial Officer (1)	507,207
All executive officers (including named executive officers) (4 persons)	3,007,507
All non-employee directors as a group (8 persons)	641,032
All employees/consultants (excluding current executive officers and directors)	5,100,434

(1) Dr. Lizzul and Mr. Mulroy separated from the Company on April 20, 2026.

Vote Required

The approval of the Amended Plan requires the approval of a majority of the votes present or represented by proxy and voted for or against the matter.

OUR BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 4.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the expected beneficial ownership of shares of our common stock as of June 1, 2026 for:

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each of our directors;
•
each of our named executive officers;
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all of our current directors and executive officers as a group; and
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each person, or group of affiliated persons, who beneficially owned more than 5% of shares of our common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares of common stock that they beneficially owned, subject to applicable community property laws.

Applicable percentage ownership is based on 29,302,112 shares of common stock issued and outstanding as of June 1, 2026. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to options held by that person or entity that are currently exercisable or that will become exercisable within 60 days of June 1, 2026. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table on the following page is c/o AnaptysBio, Inc., 10770 Wateridge Circle, Suite 210, San Diego, CA 92121.

Beneficial Owner	Shares Beneficially Owned (#)	Shares Beneficially Owned (%)
Named Executive Officers and Directors
Daniel Faga(1)	1,041,569	3.5%
Paul Lizzul, M.D., Ph.D.(2)	433,518	1.5%
Dennis Mulroy(3)	115,043	*
Oleg Nodelman(4)	7,880,094	26.9%
Hollings Renton(5)	115,565	*
John P. Schmid(6)	142,222	*
John Orwin(7)	67,162	*
Susannah Gray	—	*
Owen Hughes	—	*
Christopher M. Murphy	—	*
Total Executive Officers and Directors as a Group (8 people)(8)	9,246,612	31.5%

5% Stockholders
EcoR1 Capital LLC(9)	7,880,094	26.9%
BlackRock, Inc.(10)	1,900,844	6.5%
Sirenia Capital Management LP(11)	1,920,402	6.6%

* Represents beneficial ownership of less than one percent.

(1)
Consists of (a) 496,684 shares of common stock held directly by Mr. Faga and (b) 544,885 shares of common stock issuable to Mr. Faga upon the exercise of stock options that are exercisable or restricted stock units that are vesting within 60 days of June 1, 2026.
(2)
Consists of (a) 42,669 shares of common stock held directly by Dr. Lizzul and (b) 390,849 shares of common stock issuable to Dr. Lizzul upon the exercise of stock options that are exercisable within 60 days of June 1, 2026.
(3)
Consists of (a) 13,775 shares of common stock held directly by Mr. Mulroy and (b) 101,268 shares of common stock issuable to Mr. Mulroy upon the exercise of stock options that are exercisable within 60 days of June 1, 2026.
(4)
Consists of the shares of common stock described in footnote 13 below. Mr. Nodelman joined our Board in April 2021, and disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.

(5)
Consists of (a) 4,965 shares of common stock held directly by Mr. Renton and (b) 110,600 shares of common stock issuable to Mr. Renton upon the exercise of stock options that are exercisable within 60 days of June 1, 2026.
(6)
Consists of (a) 31,622 shares of common stock held directly by Mr. Schmid and (b) 110,600 shares of common stock issuable to Mr. Schmid upon the exercise of stock options that are exercisable within 60 days of June 1, 2026.
(7)
Consists of (a) 10,665 shares of common stock held directly by Mr. Orwin and (b) 56,497 shares of common stock issuable to Mr. Orwin upon the exercise of stock options that are exercisable within 60 days of June 1, 2026.
(8)
Includes shares beneficially owned by our executive officers and directors. Consists of (a) 8,424,030 shares of common stock and (b) 822,582 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of June 1, 2026.
(9)
Consists of 7,880,094 shares of common stock held directly by EcoR1 Capital Fund Qualified, L.P. Each of EcoR1 Capital Fund Qualified, L.P., EcoR1 Capital, LLC and Mr. Nodelman have shared voting and dispositive power over such shares. The address of each of EcoR1 Capital Fund Qualified, L.P., EcoR1 Capital, LLC and Mr. Nodelman is 357 Tehama Street #3, San Francisco, California 94103.
(10)
Based on a Schedule 13G filed by BlackRock, Inc. (“BlackRock”) on April 17, 2025. Based on 1,900,844 shares of common stock of AnaptysBio held by certain business units of BlackRock. BlackRock’s address is 50 Hudson Yards, New York, NY 10001.
(11)
Based on a Schedule 13G filed by Sirenia Capital Management LP on May 15, 2026. Based on 1,920,402 shares of common stock of AnaptysBio held by Sirenia Capital Management LP and Alex Silverstein. The address of the principal business office of Sirenia Capital Management LP and Mr. Silverstein is 1674 Meridian Avenue, Suite 320, Miami Beach, FL 33139.

EXECUTIVE OFFICERS

The following table sets forth the names, ages and certain other information about our executive officers as of the date of this filing:

Name	Age	Position
Daniel Faga	46	President and Chief Executive Officer and Director
Christopher M. Murphy	42	Chief Financial Officer

Mr. Faga’s biographical information is set forth above under “Proposal No. 1 Election of Class III Directors-Non-Employee Director Compensation”.

Mr. Murphy was appointed as Chief Financial Officer on May 11, 2026. His biographical information is set forth below.

On April 20, 2026, we distributed all outstanding shares of common stock of our subsidiary First Tracks Biotherapeutics, Inc. (“First Tracks Biotherapeutics”) to holders of our stock as a pro rata dividend. In connection with the Spin-Off (as defined below), Eric Loumeau, the former Chief Legal Officer, separated from the Company as an executive officer and Paul Lizzul, M.D., Ph.D., the former Chief Medical Officer and Dennis Mulroy, the former Chief Financial Officer, separated from the Company, effective as of April 20, 2026.

Our executive officers are appointed by, and serve at the discretion of, our Board. There are no family relationships among any of our directors or executive officers.

None of our directors, executive officers, significant employees or control persons has been involved in any legal proceeding listed in Item 401(f) of Regulation S-K in the past 10 years.

Christopher M. Murphy has served as our Chief Financial Officer since May 2026. Prior to joining us, Mr. Murphy served as Chief Financial and Business Officer of Third Harmonic Bio, Inc. from January 2024 through December 2025. Prior to that, Mr. Murphy held positions of increasing responsibility at Horizon Therapeutics PLC, or Horizon, from March 2014 to May 2020, serving as Vice President of Business Development from March 2014 to November 2015, Group Vice President of Corporate Development from November 2015 to October 2017, Group Vice President of Operations, Inflammation Business Unit from October 2017 to June 2018, and most recently as Group Vice President, Commercial Operations and Analytics from June 2018 to May 2020. Prior to Horizon, Mr. Murphy held positions of increasing responsibility in the Life Sciences Investment Banking Group at JMP Securities LLC, or JMP, from July 2008 to March 2014, serving most recently as a Director from February 2014 to March 2014. Prior to JMP, Mr. Murphy served as a Consultant in the Litigation and Investigation Group of Navigant Consulting, Inc. from July 2006 to June 2008. Mr. Murphy holds a B.B.A. in Finance from the University of Notre Dame.

EXECUTIVE COMPENSATION

This overview and narrative (“Compensation Disclosure”) describes the key elements of our executive compensation program and compensation decisions for our named executive officers for 2025. This Compensation Disclosure is intended to be read in conjunction with the tables that immediately follow this section, which provide additional compensation information for our named executive officers. As a “smaller reporting company” as defined in Item 10(f)(1) of Regulation S-K, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to smaller reporting companies. However, we believe the additional narrative disclosure with respect to our executive compensation program will provide our stockholders with further information regarding our company and our executive compensation program and practices and therefore will assist in their consideration of the non-binding advisory vote with respect to named executive officer compensation that will be included in our proxy statement for the upcoming annual meeting.

For the fiscal year ended December 31, 2025, our “named executive officers” (“NEOs”) were:

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Daniel Faga, President and Chief Executive Officer and Director;
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Paul Lizzul, Chief Medical Officer; and
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Dennis Mulroy, Chief Financial Officer

On April 20, 2026, we completed the previously announced separation (the “Spin-Off”) of First Tracks Biotherapeutics from the Company. The impact of the Spin-Off on our executive compensation program is described below under “Impact of the 2026 Spin‑Off on Named Executive Officers and Executive Compensation Arrangements.” In connection with the Spin-Off, Eric Loumeau separated from the Company as an executive officer, and Paul Lizzul, M.D., Ph.D. and Dennis Mulroy separated from the Company, effective as of April 20, 2026. Mr. Loumeau continued to provide services as a consultant following his separation.

2025 Corporate Performance Summary

We made progress on several programs and corporate milestones during 2025, including the following:

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Advanced ANB033 through Phase 1a trial in healthy volunteers and initiated a Phase 1b trial to treat celiac disease;
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Completed rosnilimab Phase 2b trial to treat rheumatoid arthritis with rosnilimab, with final clinical data presented at ACR in October 2025;
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Initiated ANB101 Phase 1a trial in healthy volunteers;
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Out-licensed imsidolimab to Vanda Pharmaceuticals; and
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Announced intent to separate biopharma operations from royalty assets by year-end 2026.

Executive Compensation Policies and Practices

We endeavor to maintain sound compensation governance standards consistent with our executive compensation policies and practices. Our compensation committee evaluates our executive compensation program on a regular basis (and no less than annually) to ensure that it is consistent with our short-term and long-term goals given the dynamic nature of our business and the market in which we compete for executive talent. The following summarizes our executive compensation and related policies and practices:

What We Do

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Maintain an Independent Compensation Committee. Our compensation committee consists solely of independent directors who establishes our compensation practices.
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Retain an Independent Compensation Advisor. Our compensation committee has engaged its own compensation consultant to provide information, analysis, and other advice on executive compensation independent of management. In 2025, the compensation committee continued its engagement with Alpine Rewards as its independent compensation consultant. Alpine Rewards did not perform any other consulting or other services for us in 2025.

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Annual Executive Compensation Review. Our compensation committee conducts an annual review and approval of our compensation strategy, including a review and determination of our compensation peer group used for comparative purposes and a review of our compensation-related risk profile to ensure that our compensation programs do not encourage excessive or inappropriate risk-taking and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on us.
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Compensation At-Risk. Our executive compensation program is designed so that a significant portion of each of our named executive officer’s compensation is “at-risk” based on corporate performance against pre-specified annual goals, as well as equity-based, to align the interests of our executive officers and stockholders.
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Use a “Pay-for-Performance” Philosophy. The majority of our named executive officers’ compensation is directly linked to corporate performance through short-term performance-based annual bonuses and long-term equity awards, including certain corporate performance-based equity awards; We also structure their target total direct compensation opportunities with a strong emphasis on the long-term equity component, thereby making a substantial portion of each named executive officer’s target total direct compensation dependent upon our stock price performance.
•
Succession Planning. On an as-needed basis, our Board, with input from the nominating and corporate governance committee, reviews the risks associated with our named executive officer positions to ensure adequate succession plans are in place.
•
Clawback Policy. Our executive officers are subject to a compensation recovery “clawback” policy that provides for the recovery of excess incentive-based compensation in the event we are required to restate our financial statements.

What We Do Not Do

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No Guaranteed Bonuses. We do not provide guaranteed bonuses to our named executive officers.
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No Executive Retirement Plans. We do not currently offer defined benefit pension plans or any non-qualified deferred compensation plans or arrangements to our named executive officers other than the plans and arrangements that are available to employees generally.
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No Hedging or Pledging. We prohibit our employees (including our named executive officers) and the non-employee members of our Board from hedging or pledging our securities.
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No Special Welfare or Health Benefits. We do not provide our named executive officers with any welfare or health benefit programs, other than participation in our broad-based employee programs.

Stockholder Advisory Vote to Approve Named Executive Officer Compensation

At our 2025 Annual Meeting of Stockholders, we conducted a non-binding stockholder advisory vote on the compensation of our named executive officers (commonly known as a “Say-on-Pay” vote). Our Board and our compensation committee consider the results of the Say-on-Pay vote in determining the compensation of our executive officers, including our named executive officers. At our 2025 Annual Meeting of Stockholders, approximately 73% of the votes cast approved our executive compensation program.

We value the opinion of our stockholders. Our Board and our compensation committee will continue to consider the result of the Say-on-Pay vote, as well as feedback received throughout the year, when making compensation decisions for our executive officers.

In addition, consistent with the recommendation of our Board and the preference of our stockholders as reflected in the non-binding stockholder advisory vote on the frequency of future Say-on-Pay votes held at our 2025 Annual Meeting of Stockholders, we continue to hold future Say-on-Pay votes on an annual basis.

Executive Compensation Philosophy & Objectives

The principal objectives of our executive compensation program, policies, and practices are to:

•
offer competitive compensation which enables us to attract and retain high-caliber executives;
•
reward the achievement of our business objectives by directly linking annual bonuses to the achievement of objectives that build long-term stockholder value;

•
recognize both corporate and individual performance by providing opportunities for career advancement and opportunities for above-median short-term and long-term compensation based on measurable corporate and individual performance; and
•
align the interests of our executives with those of our stockholders by incentivizing and rewarding the creation of stockholder value.

Our compensation committee believes an appropriate, well-designed compensation program should align executive interests with the drivers of growth and stockholder returns by supporting the achievement of our primary business goals. Further, the compensation program must enable us to attract and retain employees whose talents, expertise and leadership can drive our success and sustained growth in long-term stockholder value.

Our executive compensation program has reflected our industry and life-cycle stage, including the fact that we are a biotechnology company whose product candidates are in pre-clinical and clinical development and remain subject to regulatory approval. As a result, our revenues have been limited. Our historical compensation programs have focused on long-term incentive compensation in the form of equity awards relative to cash compensation. This approach seeks to place a substantial portion of executive compensation at risk by rewarding our named executive officers, in a manner comparable to our stockholders, for achieving our business and financial objectives.

In addition, we have a performance-oriented compensation philosophy focused on creating long-term value. Our executive compensation program is heavily weighted toward variable, at-risk performance-based bonuses, long-term equity awards, and performance-based equity awards.

We maintain an annual performance-based cash bonus plan for our named executive officers. Payments under this cash bonus plan are based primarily on our level of achievement of pre-established corporate performance goals to tie compensation of our named executive officers to achievement of key corporate objectives, which will ultimately create stockholder value. We also provide long-term equity awards to motivate our named executive officers in a manner that directly aligns their interest with our long-term strategic direction and the interests of our stockholders, as well as providing our executive officers with an incentive to remain with us as their equity awards vest.

When considering the total variable pay-mix for our executive officers, we seek to design and implement a competitive executive compensation program that combines both cash and incentive elements based on annual performance objectives and long-term equity elements that will be flexible and complementary to meet our compensation objectives. Our compensation committee has not adopted any formal policies or guidelines for allocating compensation between current and long-term compensation, between cash and non-cash compensation, or among different forms of non-cash compensation. The factors taken into account by our compensation committee in setting the level of fixed and variable cash compensation and non-cash compensation are described in greater detail below in “Compensation-Setting Process” and “Compensation Elements.”

Compensation-Setting Process

Our compensation committee has overall responsibility for overseeing our compensation and benefits policies generally, and overseeing and evaluating the compensation plans, policies and practices applicable to our Chief Executive Officer and other named executive officers.

In carrying out its responsibilities, our compensation committee evaluates our compensation policies and practices with a focus on the degree to which these policies and practices reflect our executive compensation philosophy, develops strategies and makes decisions that it believes further our philosophy or align with developments in best compensation practices, and reviews the performance of our named executive officers when making decisions with respect to their compensation.

In discharging its responsibilities, our compensation committee engages an external compensation consultant to assist it by providing information, analysis and other advice relating to our executive compensation program. Our compensation committee also takes into consideration input from our Chief Executive Officer (other than with respect to himself) and other members of our management team.

Our compensation committee’s authority, duties, and responsibilities are further described in its charter, which is reviewed annually and revised and updated as warranted. The charter is available on our company website. Our compensation committee also retains an independent compensation consultant (as described below) to provide support in its review and assessment of our executive compensation program.

Updated Competitive Positioning

During 2024, our compensation committee directed Alpine Rewards to refresh our compensation peer group for 2025. In evaluating the companies to comprise the compensation peer group at that time, Alpine Rewards considered the following criteria: (i) biotechnology and pharmaceutical companies with therapeutic similarity in inflammation, immune-oncology, and other antibody-based therapies; (ii) with lead drugs in phase II or III or pending approval; (iii) ~50 - ~250 employees (~0.5 to ~2.5 of our current headcount); and (iv) a market capitalization of 0.33x to 3.0x our market capitalization.

Based on a review of the analysis prepared by Alpine Rewards in December 2024, our compensation committee approved an updated compensation peer group, referred to as the 2025 peer group, consisting of the following companies:

Allogene Therapeutics	Centessa Pharmaceuticals	Kura Oncology
ALX Oncology	IGM Biosciences	Kymera Therapeutics
Apogee Therapeutics	iTeos Therapeutics	Pilant Therapeutics
Arcellx	Janux Therapeutics	Replimune Group
Astria Therapeutics	Jasper Therapeutics	Xencor

Our compensation committee used the 2025 peer group as a reference in December 2024 for its compensation decisions regarding 2025.

The compensation practices of the peer group were the primary guide used by our compensation committee to compare the competitiveness of each compensation element and overall compensation levels (base salary, target annual cash bonus opportunities, and long-term incentive compensation) for purposes of decisions relating to compensation.

Our compensation committee reviews our compensation peer group each year (or more frequently if there have been significant changes to either our business model or market capitalization) and makes adjustments to its composition if warranted, taking into account changes in both our business and the businesses of the companies in the peer group.

Compensation Elements

In 2025, the principal elements of our executive compensation program, and the objective for each element, were as follows:

Element	Type	Objective
Base Salary	Fixed	Provide a secure, fixed compensation amount that reflects executive’s scope of responsibility, skill-level and performance and is competitive with the market.
Annual Cash Bonus Awards	Variable	Designed to motivate our executives to achieve annual business objectives and provide financial incentives when we meet or exceed these annual corporate objectives.
Long-Term Incentive Compensation	Variable	Designed to align the interests of our executives with those of our stockholders by motivating them to create sustainable long-term stockholder value.

Base Salary

Base salary represents the fixed portion of the compensation of our named executive officers and is an important element of compensation intended to attract and retain highly-talented individuals by providing an amount of fixed pay that compensates executives for their scope of responsibility, skill-level and performance.

In December 2024, our compensation committee reviewed the base salaries of our named executive officers, taking into consideration a competitive market analysis prepared by its compensation consultant using the then-current peer group and the other factors described in “Compensation-Setting Process” above. Following this review, our compensation committee approved base salary increases for each of our named executive officers, effective January 1, 2025, to bring their base salaries to levels that were comparable to those of similarly-situated executives at the companies in our compensation peer group.

The base salaries paid to our named executive officers during 2025 are set forth in the “Executive Compensation 2025 Summary Compensation Table” below.

Annual Performance-Based Cash Bonuses

We use an annual performance-based cash bonus plan to motivate our employees, including our named executive officers, to achieve our key annual corporate business objectives. In December 2024, our compensation committee and Board adopted an annual cash bonus plan for 2025 (the “2025 Cash Bonus Plan”) to provide financial incentives related to the achievement of principal goals set forth in our 2025 annual operating plan. The 2025 Cash Bonus Plan provided for bonus payments to be funded based on our level of achievement with respect to corporate performance goals (as described below).

For purposes of the 2025 Cash Bonus Plan, cash bonus payments were based upon a specific percentage of each participant’s base salary. In December 2024, our compensation committee reviewed the target annual cash bonus opportunities of our named executive officers, taking into consideration the factors described in “Compensation-Setting Process” above and approved the target annual cash bonus opportunities for each of the named executive officers.

The table below shows the 2025 target annual cash bonus opportunities for our named executive officers, expressed as a percentage of base salary, which targets remain unchanged from 2024:

Named Executive Officer	2025 Target Annual Cash Bonus Opportunity (as a percentage of base salary)
Daniel Faga	60%
Paul Lizzul, M.D., Ph.D.	40%
Dennis Mulroy	40%

Corporate Performance Goals

Participants in the 2025 Cash Bonus Plan were eligible to receive a bonus payment based upon the attainment of one or more corporate performance goals that were selected and approved by our compensation committee and which related to financial and operational metrics that were important to us. The corporate performance component of the 2025 Cash Bonus Plan was to be funded based on our actual results for the year as evaluated against these performance goals and account for 100% of the NEOs total bonus opportunity.

In December 2024, our compensation committee and Board approved corporate performance goals in each of the following categories for purposes of the 2025 Cash Bonus Plan:

i Rosnilimab RA - (a) Read out RA Phase 2b top-line results in Q1 2025 and (b) Enable Phase 3 development plan;

ii Rosnilimab UC - (a) Read out UC Phase 2 top-line results by Q4 2025 and (b) Enable Phase 3 development plan;

iii Early Portfolio and Expansion - (a) ANB033 (CD122 antagonist): on track to read out top-line Phase 1b results in celiac disease in 2026; (b) ANB101 (BDCA2 modulator): on track for Phase 1 results in 2026; (c) conduct certain business development activities;

iv Capitalization - Manage operating expenses within approved budget, extend cash runway, conduct certain business development activities; and

v Organizational Talent and Culture - Retain, develop and recruit leadership to support future growth expectations and ensure consistent company culture, vision and values.

Each corporate performance goal was evaluated and selected according to our compensation committee’s assessment of its relative importance to the execution of our annual business plan. Our primary focus was on our clinical development and research programs, as they are key drivers of our business. We allocated the remainder of the bonus opportunity to managing operations such as finance, retaining, developing and recruiting leadership to support future growth, and ensuring consistent company culture, which are also necessary for the execution of our business plan.

For purposes of the 2025 Cash Bonus Plan, our compensation committee reserved the discretion to consider the level of achievement of a particular performance goal, or other corporate achievements during 2025 when determining the actual funding level for the plan. This discretion enables our executive officers to focus on the pre-established corporate goals, while also providing flexibility for our executive officers to be nimble in responding to new developments and setbacks, which is necessary for the execution of our business plan.

In December 2025, our compensation committee reviewed performance against the corporate goals. Our compensation committee recognized the effective execution and significant progress made on certain critical business goals, including the advancement of clinical programs and the achievement of internal research goals and those related to our partnered programs; however, our compensation committee also acknowledged the achievement of a positive stockholder return in 2025. Accordingly, our compensation committee recommended and our Board determined that our corporate goals were achieved at 110% of target.

The 2025 bonuses earned by our named executive officers are set forth in “Executive Compensation 2025 Summary Compensation Table” below.

Long-Term Incentive Compensation

Our long-term, equity-based incentive awards are designed to align the interests of our named executive officers with the interests of our stockholders. Because vesting of our equity awards is generally subject to continued service over a period of several years following the date of grant, our equity-based incentives also serve as a retention device for our named executive officers. We generally provide initial equity-based incentive awards in connection with the commencement of employment of our named executive officers as an inducement to commencement of employment. We award annual equity-based incentive awards at or shortly following the end of each year. Awards are subject to vesting over a period of multiple years to provide long-term incentives to deliver sustained stockholder value and to facilitate retention. From time to time, we may also grant awards with performance-based metrics to incentivize and reward targeted corporate goals.

The compensation committee believes that a combination of stock options and RSUs, each with multi-year vesting, provide a balance of incentive and retention and, accordingly, are the most effective compensation strategy for us at this time. The compensation committee views stock options as inherently performance-based compensation that provides a direct link between executive pay and stockholder return, as the value realized, if any, by the executive, is dependent upon, and directly proportionate to, appreciation in stock price over the exercise period and throughout the remaining term prior to exercise. Additionally, stock options will not provide value to the holder if the value of our stock price does not increase after the award is granted. RSUs are a common incentive used by many of our talent competitors, and provide retentive value to executives, particularly during any periods of stock price volatility.

For our 2025 executive long-term incentive mix, the compensation committee determined, in consultation with its compensation consultant, to again include stock options and RSUs.

Typically, we have granted equity-based awards of our common stock to our named executive officers as part of our compensation committee’s annual review of executive compensation. To date, our compensation committee has not applied a rigid formula in determining the size of these equity awards. Instead, our compensation committee determines the amount of the equity award for each named executive officer after taking into consideration a compensation analysis performed by its compensation consultant using market data, the equity award recommendations of our Chief Executive Officer (except with respect to his own award), the amount of equity compensation held by the named executive officer (including the current economic value of his or her unvested equity and the ability of these unvested holdings to satisfy our retention objectives), and the factors described in “Compensation-Setting Process” above.

The impact of the Spin-Off on our executive compensation program is described below under “Impact of the 2026 Spin‑Off on Named Executive Officers and Executive Compensation Arrangements.”

2025 “Refresh” Equity Awards

In January 2025, based upon the considerations and analysis described above, our compensation committee determined to grant options to purchase shares of our common stock and RSUs to our named executive officers in amounts that it considered to be consistent with our compensation philosophy and its desired market positioning and which also recognized the performance of each of our named executive officers. The stock options and RSUs granted to our named executive officers in January 2025 were as follows:

Named Executive Officer	Number of Shares Underlying Stock Options (1) (#)	Number of RSUs(2) (#)
Daniel Faga	305,500	107,350
Paul Lizzul, M.D., Ph.D.	97,200	34,100
Dennis Mulroy	76,400	26,800

(1)
The options to purchase shares of our common stock vest and become exercisable over a four-year period, with 25% of the shares of our common stock subject to the options vesting on the first anniversary of the date of grant and 1/48th of the shares of our common stock subject to the options vesting in equal monthly installments thereafter, contingent upon the named executive officer remaining continuously employed by us through each applicable vesting date.
(2)
The RSUs vest in annual equal installments over four years, contingent upon the named executive officer remaining continuously employed by us through each applicable vesting date.

2024 Share Price-Based Performance RSUs

In July 2024, after undertaking a comprehensive review and analysis with Compensia, our former independent compensation consultant, our compensation committee determined to grant contingent Performance Stock Units (the “2024 PSUs”) to our named executive officers, with each performance stock unit (“PSU”) representing a contingent right to receive one share of common stock upon the achievement of $50, $75, and $100 share price, which is approximately a 100%, 200% and 300% price increase above the share price at time of grant. At the time of grant, our 30-day average closing price was $26.29 per share. The 2024 PSUs have the potential to provide meaningful compensation to our executives, but only if they deliver exceptional performance that creates significant returns for the stockholders. The 2024 PSUs were designed to incentivize significant and sustained out performance, with vesting only occurring at stock price targets significantly above our historical stock price and such targets must be satisfied over a 60-trading day average. Moreover, 2024 PSUs were designed to drive our strategic direction and value creation over the long-term by encouraging leadership continuity and collaboration and motivating the executives with equity that rewards them for providing sustained meaningful increases in stockholder value.

The PSUs have a four-year performance period and are divided into three equal tranches, with each tranche eligible to vest based on the achievement, within the performance period, of certain share price targets. If a share price target is achieved, the PSUs allocated to such share price target shall become eligible to vest (the “Eligible PSUs”) with (i) 50% of the Eligible PSUs vesting on the one-year anniversary of the later to occur of the date our compensation committee determines achievement of a share price target and July 1, 2025 (such later date the “Service Vesting Commencement Date”) and (ii) the remaining 50% of the Eligible PSUs vesting on the two-year anniversary of the Service Vesting Commencement Date. As of December 31, 2025, none of the share price targets were achieved and none of the PSUs were eligible to vest. As of March 2026, the $50 share price target was achieved and the applicable tranche of PSUs was earned and was converted into time-based RSUs vesting such that 50% of such tranche will vest on March 12, 2027 and 50% of such tranche will vest on March 12, 2028.

The impact of the Spin-Off on our executive compensation program, including on our PSUs, is described below under “Impact of the 2026 Spin‑Off on Named Executive Officers and Executive Compensation Arrangements.”

Welfare and Health Benefits

Our named executive officers participate in our company-sponsored benefit programs on generally the same basis as other salaried employees, including with respect to our 401(k) plan and health and welfare benefits.

Perquisites and Other Personal Benefits

Currently, we do not view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not provide significant perquisites or other personal benefits to our named executive officers, except as generally made available to our employees, or in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make him or her more efficient and effective, and for recruitment and retention purposes. During 2025, none of our named executive officers received perquisites or other personal benefits that were, in the aggregate, $10,000 or more for each individual.

In the future, we may provide perquisites or other personal benefits in limited circumstances, such as those described in the preceding paragraph. All future practices with respect to perquisites or other personal benefits will be approved and subject to periodic review by our compensation committee.

Impact of the 2026 Spin‑Off on Named Executive Officers and Executive Compensation Arrangements

On April 20, 2026, we completed the previously announced Spin-Off. The following briefly describes the executive officer transitions and compensatory changes occurring in connection with the Spin-Off.

Spin-Off Named Executive Officer Transitions

Following the Spin-Off, Daniel Faga was our only executive officer. On April 20, 2026, we entered into a consulting agreement with Daniel Faga (the “Faga Consulting Agreement”), pursuant to which Mr. Faga will be engaged as a consultant to serve as Chief Executive Officer of the Company at least through January 15, 2027. Under the Faga Consulting Agreement, we agreed to pay Mr. Faga $100 per month in exchange for such consulting services. Mr. Faga’s outstanding equity awards will continue vesting pursuant to their terms during his consultancy, and Mr. Faga remains eligible for accelerated vesting in the event he is terminated prior to January 15, 2027.

On March 26, 2026, we entered into a transition and separation agreement with Dennis Mulroy (the “Mulroy Separation Agreement”), which was effective upon the Spin-Off. The Mulroy Separation Agreement provides that, among other things, the Mulroy Employment Agreement (as defined below) was terminated effective as of the Spin-Off, and in exchange for executing a general release of claims in favor of the Company, Mr. Mulroy received a lump sum payment equal to nine months of base pay and reimbursement for his COBRA premiums for a period of 9 months.

In connection with the Spin-Off, Paul Lizzul’s employment as our Chief Medical Officer ceased.

Treatment of Equity in Spin-Off

In connection with the Spin-Off, each of our outstanding equity awards, including the outstanding equity awards held by our NEOs as of the Spin-Off, were treated as follows:

Options. Each outstanding option was converted into (i) an adjusted AnaptysBio option covering the same number of shares and (ii) a new First Tracks Biotherapeutics option covering a number of shares equal to the original share number multiplied by the distribution ratio (which was 1:1). The aggregate exercise price was allocated between the two options based on the respective first closing prices of AnaptysBio common stock and First Tracks Biotherapeutics common stock following the Spin-Off. The new First Tracks Biotherapeutics options were issued under the First Tracks Biotherapeutics 2026 Equity Incentive Plan (the “2026 Plan”) on substantially similar terms and conditions as the original AnaptysBio options, including vesting, except that references to AnaptysBio were adjusted to refer to First Tracks Biotherapeutics.

Restricted Stock Units. Each holder of our RSUs received one First Tracks Biotherapeutics RSU for every AnaptysBio RSU and continues to hold the original AnaptysBio RSU in accordance with the applicable award agreement. The First Tracks Biotherapeutics RSUs were issued under the 2026 Plan on substantially similar terms and conditions as the original AnaptysBio RSUs, including vesting, except that references to AnaptysBio were adjusted to refer to First Tracks Biotherapeutics.

Performance Stock Units. Outstanding PSUs that related to the $75 and $100 stock-price hurdles were cancelled and replaced with new PSUs covering shares of First Tracks Biotherapeutics common stock equal in value to the cancelled awards, rounded down to the nearest whole share. The replacement PSUs are subject to substantially equivalent terms and conditions as the cancelled PSUs, except that the stock-price hurdles were equitably adjusted to retain the same ratio relative to the First Tracks Biotherapeutics stock price following the Spin-Off as the original hurdles bore to our stock price prior to the Spin-Off, and performance will be measured based on the First Tracks Biotherapeutics stock price.

Change in Control. If, following the Spin-Off, a change in control of AnaptysBio occurs, all outstanding AnaptysBio equity awards as of the Spin-Off shall accelerate and vest “single-trigger”.

Summary Compensation Table

The following table presents summary information regarding the total compensation that was awarded to, earned by or paid to our named executive officers for services rendered during the years ended December 31, 2025 and 2024.

Name and Principal Position	Year	Salary ($)	Stock Awards(1) ($)		Option Awards(1) ($)	Non-Equity Incentive Plan Compensation (2) ($)	All Other Compensation ($)		Total ($)
Daniel Faga	2025	706,011	1,592,001		3,345,653	465,968	24,310	(4)	6,133,943
President and Chief Executive Officer and Director	2024	685,448	6,889,127	(3)	5,723,455	308,452	23,810	(4)	13,630,292
Paul Lizzul	2025	545,754	505,703		1,064,476	221,031	28,413	(6)	2,365,377
Chief Medical Officer	2024	529,859	2,128,976	(5)	1,741,973	158,958	23,742	(6)	4,583,508
Dennis Mulroy(8)	2025	510,070	397,444		836,687	224,431	39,295	(8)	2,007,927
Chief Financial Officer	2024	495,213	1,196,600	(7)	1,368,672	148,564	29,858	(8)	3,238,907

(1)
The amounts reported in the Option Awards and Stock Awards columns represent the grant date fair value of the stock options, RSUs, and PSUs granted to the named executive officers during the years ended December 31, 2025 and 2024 as computed in accordance with ASC Topic 718. The grant date fair value of the 2024 PSUs is estimated based upon the expected achievement of the performance metric specified in the PSU Agreement as of the grant date, using a Monte Carlo simulation. The assumptions used in calculating the grant date fair value of the stock options reported in the Option Awards column are set forth in Note 8 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025. Note that the amounts reported in these columns reflect the accounting cost for these stock options, RSUs, and PSUs, and do not correspond to the actual economic value that may be received by our named executive officers from such awards.
(2)
The amounts reported in the “Non-Equity Incentive Plan Compensation” column reflect the annual cash bonuses paid under our annual cash bonus plan.
(3)
In addition to time-vesting RSUs, includes $3,949,862 related to PSUs granted to Mr. Faga during the year ended December 31, 2024, contingent on achieving a $50, $75, and $100 share price.
(4)
Includes 401(k) matching contributions and group term life insurance premiums paid on behalf of Mr. Faga.
(5)
In addition to time-vesting RSUs, includes $1,234,334 related to PSUs granted to Dr. Lizzul during the year ended December 31, 2024, contingent on achieving a $50, $75, and $100 share price.
(6)
Reflects 401(k) matching contributions and group term life insurance premiums paid on behalf of Dr. Lizzul.
(7)
In addition to time-vesting RSUs, includes $493,728 related to PSUs granted to Mr. Mulroy during the year ended December 31, 2024, contingent on achieving a $50, $75, and $100 share price.
(8)
Reflects 401(k) matching contributions and group term life insurance premiums paid on behalf of Mr. Mulroy.

Outstanding Equity Awards at Fiscal Year-End Table

The following table presents, for each of our named executive officers, information regarding outstanding stock options, RSUs and PSUs held as of December 31, 2025.

This table does not take into account the treatment of outstanding equity awards in 2026 in connection with the Spin-Off. See “Impact of the 2026 Spin-Off on Named Executive Officers and Executive Compensation Arrangements - Treatment of Equity in Spin-Off” above for more information.

	Option Awards					Stock Awards
Name	Grant Date(1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(2)
Daniel Faga(3)	11/26/2021	2,321	—	31.12	11/25/2031
	11/26/2021	11,000	—	31.12	11/25/2031
	02/10/2022	9,200	—	30.44	02/09/2032
	01/06/2023					35,700	1,730,736
	01/06/2023	142,115	52,785	23.23	01/05/2033
	01/03/2024	181,901	197,719	21.19	01/02/2034
	01/03/2024					104,032	5,043,471
	07/22/2024							160,000	7,756,800
	01/07/2025					107,350	5,204,328
	01/07/2025	—	305,500	14.83	01/06/2035
Paul Lizzul (4)	07/30/2020	83,500	—	18.50	07/29/2030
	02/10/2021	45,000	—	29.70	02/09/2031
	02/10/2021	10,000	—	29.70	02/09/2031
	02/10/2022	67,083	2,917	30.44	02/09/2032
	12/15/2022	15,000	—	28.64	12/14/2032
	01/06/2023					12,290	595,819
	01/06/2023	48,905	18,165	23.23	01/05/2033
	01/03/2024	55,363	60,177	21.19	01/02/2034
	01/03/2024					31,665	1,535,119
	07/22/2024							50,000	2,424,000
	01/07/2025					34,100	1,653,168
	01/07/2025	—	97,200	14.83	01/06/2035
Dennis Mulroy(5)	07/13/2020	60,600	—	20.16	07/12/2030
	02/10/2021	45,000	—	29.70	02/09/2031
	02/10/2021	10,000	—	29.70	02/09/2031
	02/10/2022	67,083	2,917	30.44	02/09/2032
	12/15/2022	15,000	—	28.64	12/14/2032
	01/06/2023	41,752	15,508	23.23	01/05/2033
	01/06/2023			23.23		10,490	208,331
	01/03/2024	43,499	47,281	21.19	01/02/2034
	01/03/2024					24,877	439,171
	07/22/2024							20,000	969,600
	01/07/2025					26,800	1,299,264
	01/07/2025	—	76,400	14.83	01/06/2035

(1)
Except where otherwise noted, the underlying shares of each option vest over four years, with 1/4 of the underlying shares vesting on the first calendar anniversary of the grant date and, thereafter, 1/48 of the underlying shares vest on the same day of each succeeding calendar month, subject to the optionee’s employment through each applicable vesting date, such that 100% of the underlying shares will have vested on the fourth calendar anniversary of the grant date.
(2)
Based on the closing price of our common stock on December 31, 2025, the last trading date of 2025, of $48.48.
(3)
The options vest as to their underlying shares as follows: (i) the shares underlying the 2,321 options granted on November 26, 2021 have fully vested; (ii) the 11,000 shares underlying the option granted on November 26, 2021 have fully vested; (iii) the 9,200 shares underlying the option granted on February 10, 2022 have fully vested; (iv) of the 194,900 shares underlying the option granted on January 6, 2023, 1/4 vested on January 6, 2024, and 1/48 vest on the sixth of each succeeding calendar month, starting February 6, 2024; (v) of the shares underlying the 71,400 RSUs granted on January 6, 2023, 1/4 vested on January 6, 2024 and 1/4 vest annually thereafter; (vi) of the 379,620 shares underlying the option granted on January 3, 2024, 1/4 vested on January 3, 2025 and 1/48 vest on the third of each succeeding calendar month, starting February 3, 2025; (vii) of the shares underlying the 138,710 RSUs granted on January 3, 2024, 1/4 vested on January 3, 2025 and 1/4 vest annually thereafter; (viii) of the shares underlying the 160,000 PSUs granted on July 22, 2024, 50% will vest on the later of the one-year anniversary of the achievement of the applicable performance metric or July 1, 2026 and 50% will vest on the two-year anniversary of the achievement of the applicable performance metric (but no later than July 1, 2028), with the applicable performance metrics described above in the section entitled “-2024 Share Price-Based Performance RSUs”; (ix) of the 305,500 shares underlying the option granted on January 7, 2025, 1/4 vested on January 7, 2026 and 1/48 will vest on the seventh day of each succeeding calendar month, starting February 7, 2026; and (x) of the shares underlying the 107,350 RSUs granted on January 7, 2025, 1/4 vested on January 7, 2026 and 1/4 vest annually thereafter. If we experienced a change in control in 2025 and Mr. Faga experienced a qualifying termination, Mr. Faga is eligible for certain accelerated vesting as described below under “-Potential Payments upon Termination or Change in Control.”

(4)
The options vest as to their underlying shares as follows: (i) the shares underlying the 10,000 options granted on February 10, 2021 have fully vested; (ii) the 83,500 shares underlying the option granted on July 30, 2020 have fully vested; (iii) of the 45,000 shares underlying one of the options granted on February 10, 2021, 1/4 vested on February 10, 2022, and 1/48 vest on the tenth day of each succeeding calendar month, starting March 10, 2022; (iv) of the 70,000 shares underlying the options granted on February 10, 2022, 1/4 vested on February 10, 2023, and 1/48 vest on the tenth day of each succeeding calendar month, starting March 10, 2023; (v) 15,000 shares underlying one of the options granted on December 15, 2022 vested upon achievement of certain performance conditions; (vi) of the 67,070 shares underlying the option granted on January 6, 2023, 1/4 vested on January 6, 2024, and 1/48 vest on the sixth of each succeeding calendar month, starting February 6, 2024; (vii) of the shares underlying the 24,580 RSUs granted on January 6, 2023, 1/4 vested on January 6, 2024 and 1/4 vest annually thereafter; (viii) of the 115,540 shares underlying the option granted on January 3, 2024, 1/4 vested on January 3, 2025 and 1/48 will vest on the third day of each succeeding calendar month, starting February 3, 2025; (ix) of the shares underlying the 42,220 RSUs granted on January 3, 2024, 1/4 vested on January 3, 2025 and 1/4 vest annually thereafter; (x) the shares underlying the 50,000 PSUs granted on July 22, 2024, 50% will vest on the later of the one-year anniversary of the achievement of the applicable performance metric or July 1, 2026 and 50% will vest on the two-year anniversary of the achievement of the applicable performance metric (but no later than July 1, 2028),with the applicable performance metrics described above in the section entitled “-2024 Share Price-Based Performance RSUs”; (xi) of the 97,200 shares underlying the option granted on January 7, 2025, 1/4 vested on January 7, 2026 and 1/48 will vest on the seventh day of each succeeding calendar month, starting February 6, 2026; and (xii) of the shares underlying the 34,100 RSUs granted on January 7, 2025, 1/4 vested on January 7, 2026 and 1/4 vest annually thereafter. If we experienced a change in control in 2025 and Dr. Lizzul experienced a qualifying termination, Dr. Lizzul is eligible for certain accelerated vesting as described below under “-Potential Payments upon Termination or Change in Control.”
(5)
The options vest as to their underlying shares as follows: (i) the shares underlying the 10,000 options granted on February 10, 2021 have fully vested; (ii) the 60,600 shares underlying the option granted on July 13, 2020 have fully vested; (iii) of the 45,000 shares underlying one of the options granted on February 10, 2021, 1/4 vested on February 10, 2022, and 1/48 vest on the tenth day of each succeeding calendar month, starting on March 10, 2022; (iv) of the 70,000 shares underlying the options granted on February 10, 2022, 1/4 vested on February 10, 2023, and 1/48 vest on the tenth day of each succeeding calendar month, starting March 10, 2023; (v) 15,000 shares underlying one of the options granted on December 15, 2022 vested upon achievement of certain performance conditions; (vi) of the 57,260 shares underlying the option granted on January 6, 2023, 1/4 vested on January 6, 2024, and 1/48 vest on the sixth of each succeeding calendar month, starting February 6, 2024; (vii) of the shares underlying the 20,980 RSUs granted on January 6, 2023, 1/4 vested on January 6, 2024 and 1/4 vest annually thereafter; (viii) of the 90,780 shares underlying the option granted on January 3, 2024, 1/4 vested on January 3, 2025 and 1/48 will vest on the third day of each succeeding calendar month, starting February 3, 2025; (ix) of the shares underlying the 33,170 RSUs granted on January 3, 2024, 1/4 vested on January 3, 2025 and 1/4 vest annually thereafter; (x) the shares underlying the 20,000 PSUs granted on July 22, 2024, 50% will vest on the later of the one-year anniversary of the achievement of the applicable performance metric or July 1, 2026 and 50% will vest on the two-year anniversary of the achievement of the applicable performance metric (but no later than July 1, 2028), with the applicable performance metrics described above in the section entitled “-2024 Share Price-Based Performance RSUs”; (xi) of the 76,400 shares underlying the option granted on January 7, 2025, 1/4 vested on January 7, 2026 and 1/48 will vest on the seventh day of each succeeding calendar month, starting February 6, 2026; and (xii) of the shares underlying the 26,800 RSUs granted on January 7, 2025, 1/4 vested on January 7, 2026 and 1/4 vest annually thereafter. If we experienced a change in control in 2025 and Mr. Mulroy experienced a qualifying termination, Mr. Mulroy is eligible for certain accelerated vesting as described below under “-Potential Payments upon Termination or Change in Control.”

Pay-Versus-Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following disclosure regarding executive compensation for our NEOs our total shareholder return and our net income. Those rules require amounts included in the “compensation actually paid” columns of the table to be calculated according to a particular formula intended to demonstrate the relationship between executive compensation actually paid to a company’s NEOs and the company’s performance. The formula reflects a number of fair value adjustments to equity awards intended to show the change in value of those awards from one year to another. They do not reflect, however, the precise amounts actually earned by or paid to our executives during the years shown in the table.

The compensation committee approves and administers our executive compensation program to align executive compensation with stockholder interests by linking pay to performance. Our overall compensation program includes a mix of short-term and long-term components through our annual incentive plan and equity awards.

Pay-Versus-Performance
Year(1) (a)	Summary Compensation Table Total for PEO 1 (Faga) (2) (b)	Compensation Actually Paid for PEO 1 (Faga) (3) (c)	Average Summary Compensation Table Total for Non-PEO NEOs (2) (d)	Average Compensation Actually Paid for Non-PEO NEOs (3) (e)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (4) (f)	Net Income (g)
2025	$6,133,943	$41,738,418	$2,186,652	$12,471,713	$156	$(13,232,000)
2024	$13,630,292	$9,160,362	$3,911,208	$1,844,033	$43	$(145,231,000)
2023	$7,461,920	$(1,737,869)	$2,349,651	$544,250	$69	$(163,619,000)

(1)
The Company’s PEOs and NEOs for the applicable fiscal years were as follows:

Year	PEO 1	Non-PEO NEOs
2025	Daniel Faga	Dennis Mulroy, Paul Lizzul
2024	Daniel Faga	Dennis Mulroy, Paul Lizzul
2023	Daniel Faga	Eric Loumeau, Paul Lizzul

(2)
The dollar amounts reported in these columns represent (i) the amount of total compensation reported in the Summary Compensation Table for the applicable fiscal year our PEO and (ii) the average dollar amounts of total compensation reported in the Summary Compensation Table for the applicable fiscal year for our other NEOs as a group (excluding our PEO).
(3)
The dollar amounts reported in these columns represent (i) the “compensation actually paid” to our PEO and (ii) the average “compensation actually paid” to our other NEOs as a group (excluding our PEO), based on their total compensation reported in the Summary Compensation Table for the applicable fiscal years and adjusted in accordance with Item 402(v) of Regulation S-K. The dollar amounts reported in this column for the latest fiscal year are adjusted as shown in the table below:

		2025 (PEO 1)	2025 (NEO Average)
	Summary Compensation Table - Total Compensation	$6,133,943	$2,186,652
-	Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	$(4,937,654)	$(1,402,155)
+	Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year	$20,014,968	$5,684,280
+	Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	$17,158,745	$4,805,546
+	Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	$—	$—
+	Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$3,368,416	$1,197,390
-	Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$—	$—
=	Compensation Actually Paid	$41,738,418	$12,471,713

The fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns has been estimated pursuant to the guidance in ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of the grant.

(4)
Pursuant to Item 402(v) of Regulation S-K, the comparison assumes $100 was invested on December 31, 2022 in our common stock. Historic stock price performance is not necessarily indicative of future stock price performance.

Compensation Actually Paid and Company TSR1

The following graph displays our compensation actually paid (CAP) vs. our cumulative TSR.

1. Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

Compensation Actually Paid and Net Income1

The following graph displays our compensation actually paid vs. Net Income. As a pre-commercial biotechnology company, we do not believe Net Income is yet a reasonable metric to measure our financial performance.

1. Net Income is calculated by subtracting expenses, interest, and taxes from revenue. The dollar amounts reported represent the amount of Net Income reflected in the Company’s audited financial statements for the applicable year.

Employment Agreements

The terms and conditions of employment of each of Mr. Faga, Dr. Lizzul and Mr. Mulroy are set forth in written employment agreements. Each of these arrangements was approved by our Board. We believed these employment agreements were necessary to induce these individuals to forego other employment opportunities or leave their current employer for the uncertainty of a demanding position in a new and unfamiliar organization.

Mr. Faga’s Employment Agreement

Before the Spin-off, Mr. Faga was party to an employment agreement, effective as of August 3, 2023 (the “Faga Employment Agreement,” which amends, restates and supersedes Mr. Faga’s previous employment agreement dated March 21, 2022), pursuant to which Mr. Faga served as AnaptysBio’s President and Chief Executive Officer until April 20, 2026. The Faga Employment Agreement set forth the principal terms and conditions of his employment as AnaptysBio’s President and Chief Executive Officer, including his initial annual base salary and initial annual target cash bonus opportunity, which bonus may be earned based upon the achievement of specified performance goals (and which will be prorated for his partial year of service).

In connection with the Spin-Off and effective April 20, 2026, Mr. Faga is engaged as a consultant to serve as President and Chief Executive Officer of the Company at least through January 15, 2027, pursuant to the Faga Consulting Agreement. Under the Faga Consulting Agreement, we agreed to pay Mr. Faga $100 per month in exchange for such consulting services. Mr. Faga’s outstanding equity awards will continue vesting pursuant to their terms during his consultancy, and Mr. Faga remains eligible for accelerated vesting in the event he is terminated prior to January 15, 2027.

Dr. Lizzul’s Employment Agreement

Pursuant to an employment agreement effective as of July 31, 2020, as amended and restated on April 25, 2022 (the “Lizzul Employment Agreement”), Dr. Lizzul served as AnaptysBio’s Chief Medical Officer. The Lizzul Employment Agreement sets forth the principal terms and conditions of his employment, including his annual base salary, subject to periodic review and an initial annual target cash bonus opportunity, which bonus may be earned based upon the achievement of specified performance goals. Dr. Lizzul’s employment was at will and could have been terminated at any time, with or without cause. However, pursuant to the terms of the Lizzul Employment Agreement, Dr. Lizzul would have been entitled to severance benefits upon a qualifying termination of employment as described in “-Potential Payments upon Termination or Change in Control” below. Dr. Lizzul was not entitled to and did not receive severance upon his separation from AnaptysBio.

In connection with the Spin-Off, Dr. Lizzul has ceased to be our Chief Medical Officer, effective as of April 20, 2026.

Mr. Mulroy’s Employment Agreement

Pursuant to an employment agreement effective as of July 13, 2020, as amended on April 25, 2022 (the “Mulroy Employment Agreement”), Mr. Mulroy served as our Chief Financial Officer. The Mulroy Employment Agreement set forth the principal terms and conditions of his employment, including his annual base salary, subject to periodic review and an initial annual target cash bonus opportunity, which bonus may be earned based upon the achievement of specified performance goals. Mr. Mulroy’s employment was at will and could have been terminated at any time, with or without cause. However, pursuant to the terms of the Mulroy Employment Agreement, Mr. Mulroy would be entitled to severance benefits upon a qualifying termination of employment as described in “-Potential Payments upon Termination or Change in Control” below.

On March 26, 2026, we entered into the Mulroy Separation Agreement, conditioned upon and effective as of the Spin-Off on April 20, 2026. The Mulroy Separation Agreement provides that, among other things, the Mulroy Employment Agreement was terminated, and in exchange for executing a general release of claims in favor of the Company, Mr. Mulroy received a lump sum payment equal to nine months of base pay and reimbursement for his COBRA premiums for a period of nine months.

Mr. Murphy’s Employment Agreement

Pursuant to a consulting agreement effective as of May 11, 2026 (the “Murphy Consulting Agreement”), Mr. Murphy serves as our Chief Financial Officer The Murphy Consulting Agreement sets forth the principal terms and conditions of his engagement, including his base consulting fee and an initial annual target cash bonus opportunity, which bonus may be earned based upon the achievement of specified performance goals. Mr. Murphy’s consulting role is at will and could be terminated at any time. However, pursuant to the terms of the Murphy Consulting Agreement, Mr. Murphy would be entitled to certain benefits upon a termination of his consulting role as described in “-Potential Payments upon Termination or Change in Control” below.

Potential Payments upon Termination or Change in Control

i. Termination

Pursuant to the Faga Employment Agreement, the Lizzul Employment Agreement and the Mulroy Employment Agreement, in the event that, prior to the Spin-Off, Mr. Faga, Dr. Lizzul or Mr. Mulroy was terminated without “cause” or resigns for “good reason” (each as defined in the applicable employment agreement), provided that each delivers a signed settlement and general release in favor of us and satisfies all conditions to make such release effective, (i) in the case of Mr. Faga, he will receive continued severance payments for twelve months, and in the case of Dr. Lizzul and Mr. Mulroy, nine months, (ii) and if each elects continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), we will pay directly to the insurance provider of our group health plans, the monthly premium for such continuation coverage for each officer and his family, for twelve months, in the case of Mr. Faga, and nine months, in the case of Dr. Lizzul and Mr. Mulroy, or such earlier date on which coverage with a new employer is obtained and (iii) in the case of Mr. Faga, 12 months’ accelerated vesting of his equity awards (other than the 2024 PSUs, for which only 50% of Eligible PSUs shall vest).

Pursuant to the Murphy Consulting Agreement, in the event that we terminate the Murphy Consulting Agreement without “cause” (and not in connection with a “corporate transaction” as defined in our 2017 Equity Incentive Plan), provided that Mr. Murphy delivers a signed waiver and release of claims in favor of us and satisfies all conditions to make such release effective, Mr. Murphy will receive continued consulting fee payments for nine (9) months following the termination date.

ii. Change in Control

If, following the Spin-Off, a change in control of AnaptysBio occurs, all outstanding AnaptysBio equity awards as of the Spin-Off shall accelerate and vest “single-trigger.”

Prior to the Spin-Off and pursuant to the Faga Employment Agreement that was in effect prior to the Spin-Off, if we experienced a change of control prior to the Spin-Off and Mr. Faga was terminated without “cause” or resigns for “good reason” (each as defined in the Faga Employment Agreement) upon the occurrence of, or within 13 months following, such change of control, and provided that Mr. Faga delivers a signed settlement and general release in favor of us and satisfies all conditions to make such release effective, (i) Mr. Faga would receive the continued severance payments and COBRA premiums described above for 18 months, (ii) a bonus payment equal to his target bonus payment for the year, (iii) a prorated bonus based on actual achievement by the Company of goals for the year, and (iv) all of Mr. Faga’s outstanding equity awards will vest in full (other than the 2024 PSUs, for which the Board shall determine the number of Eligible PSUs based on the achievement of the share price targets on the date of the change of control and such Eligible PSUs shall fully vest).

Prior to the Spin-Off and pursuant to the Lizzul Employment Agreement and the Mulroy Employment Agreement that were in effect prior to the Spin-Off, if we experienced a change in control prior to the Spin-Off and Dr. Lizzul or Mr. Mulroy, as applicable, was terminated without “cause” or resigns for “good reason” (each as defined in each of the Lizzul Employment Agreement and the Mulroy Employment Agreement) upon the occurrence of, or within 13 months following, such change of control, and provided that Dr. Lizzul or Mr. Mulroy, as applicable, delivers a signed settlement and general release in favor of us and satisfies all conditions to make such release effective, (i) Dr. Lizzul or Mr. Mulroy, as applicable, will receive the severance payments and COBRA premiums described above for 12 months, (ii) Dr. Lizzul’s or Mr. Mulroy’s, as applicable, currently outstanding equity awards will vest in full (other than the 2024 PSUs, for which the Board shall determine the number of Eligible PSUs based on the achievement of the share price targets on the date of the change of control and such Eligible PSUs shall fully vest) and (iii) Dr. Lizzul or Mr. Mulroy, as applicable, will receive the full payment of his target bonus and a prorated payment of his actual bonus for the applicable year of termination.

Each of the Faga Employment Agreement, the Lizzul Employment Agreement and the Mulroy Employment Agreement contained a “better after-tax” provision, which provides that if any of the payments to Mr. Faga, Dr. Lizzul or Mr. Mulroy, respectively, constitutes a parachute payment under Section 280G of the Code, the payments will either be (i) reduced or (ii) provided in full to the executive, whichever results in the executive receiving the greater amount after taking into consideration the payment of all taxes, including the excise tax under Section 4999 of the Code, in each case based upon the highest marginal rate for the applicable tax.

If we terminate the Murphy Consulting Agreement without “cause” upon the occurrence of, or within thirteen (13) months following, a “corporate transaction” (as defined in our 2017 Equity Incentive Plan), and provided that Mr. Murphy delivers a signed waiver and release of claims in favor of us and satisfies all conditions to make such release effective, Mr. Murphy will receive (i) continued consulting fee payments for a period of twelve (12) months, (ii) a lump-sum cash amount equal to (a) the Bonus plus (b) an amount equal to the product of (A) his annual bonus, calculated based upon actual achievement of performance goals as determined by the Board, multiplied by (B) the quotient of (x) the number of days elapsed in such fiscal year through the effective date of Mr. Murphy’s termination divided by (y) 365, and (iii) all of Mr. Murphy’s outstanding equity awards, including the Equity Award, will vest in full.

As noted above in the section entitled “Impact of the 2026 Spin-Off on Executive Officers and Executive Compensation Arrangements-Spin-Off Named Executive Officer Transitions”, the employment agreements of our NEOs were terminated at the Spin-Off.

Executive Benefits

Our named executive officers are eligible to participate in our employee benefit plans on the same basis as our other employees, including our health and welfare plans.

Clawback Policy

In September 2023, our Board adopted a clawback policy providing for the recovery of all or any portion of an executive officer’s incentive-based compensation in the event that we restate our financial results in compliance with the final rules promulgated by the SEC under Section 954 of the Dodd-Frank Act, Rule 10D-1 and Nasdaq. The policy applies to our Chief Executive Officer, Chief Financial Officer, and other executive officers, including each of our named executive officers. The recovery period extends up to three most recently-completed fiscal years prior to the date of the restatement, with respect to incentive-based compensation granted or received after the effective date of the SEC rules.

Compensation Committee Report

The compensation committee reviewed and discussed the Compensation Discussion and Analysis with management. Based on the review and discussions, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in our Form 10-K for the fiscal year ended December 31, 2025 and this proxy statement.

Submitted by the Compensation Committee

John Orwin (Chair)

John P. Schmid

EQUITY PLAN COMPENSATION INFORMATION

The following table presents information as of December 31, 2025 with respect to compensation plans under which shares of our common stock may be issued.

This table does not take into account the treatment of outstanding equity awards in 2026 in connection with the Spin-Off. See “Impact of the 2026 Spin-Off on Named Executive Officers and Executive Compensation Arrangements - Treatment of Equity in Spin-Off” above for more information.

Plan category	Number of securities to be issued upon exercise of outstanding options, vesting of restricted stock units, warrants and rights (#)	Weighted-average exercise price of outstanding options, restricted stock units, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) (#)
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)(2)	8,748,973	24.52	4,530,081
Equity compensation plans not approved by security holders	—	—	—
Total	8,748,973	24.52	4,530,081

(1)
Includes our 2017 Plan and our ESPP, and excludes purchase rights accruing under our ESPP.
(2)
We waived the automatic increase in shares under our ESPP for 2025 and suspended all offering periods under our ESPP as of April 1, and our ESPP will terminate pursuant to its terms in January 2027.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

From January 1, 2023 to the present, there have been no transactions, and there are currently no proposed transactions, in which the amount involved exceeds the lesser of (i) $120,000 or (ii) 1% of the average of the Company’s total assets at year-end for the prior two completed fiscal years and to which we or any of our subsidiaries was (or is to be) a party and in which any director, director nominee, executive officer, holder of more than 5% of our capital stock, or any immediate family member of or person sharing the household with any of these individuals, had (or will have) a direct or indirect material interest, except for payments set forth under “Proposal No. 1 Election of Class III Directors-Non-Employee Director Compensation” and “Executive Compensation” above.

Policies and Procedures for Related Party Transactions

We adopted a written related person transactions policy providing that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of our common stock, and any members of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a transaction with us in which the amount involved exceeds (i) $120,000 or (ii) 1% of the average of the Company’s total assets at year-end for the prior two completed fiscal years without the review and approval of our audit committee, or a committee composed solely of independent directors in the event it is inappropriate for our audit committee to review such transaction due to a conflict of interest. In approving or rejecting any such proposal, our audit committee will consider the relevant facts and circumstances available and deemed relevant to the audit committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

ADDITIONAL INFORMATION

Stockholder Proposals to be Presented at the Next Annual Meeting

Requirements for Stockholder Proposals to be Brought Before an Annual Meeting. Our Bylaws provide that for stockholder nominations to our Board or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the Corporate Secretary at AnaptysBio, Inc., 10770 Wateridge Circle, Suite 210, San Diego, CA 92121.

To be timely for our company’s 2027 annual meeting of stockholders, a stockholder’s notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices not earlier than the close of business on April 28, 2027 and not later than the close of business on May 28, 2027. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by applicable law and our Bylaws. In no event will the public announcement of an adjournment or a postponement of our annual meeting commence a new time period for the giving of a stockholder’s notice as provided above.

Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials. Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2027 annual meeting of stockholders must be received by us not later than February 22, 2027 in order to be considered for inclusion in our proxy materials for that meeting. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by applicable law and our Bylaws.

Available Information

We will mail without charge, upon written request, a copy of our Annual Report on Form 10-K for the year ended December 31, 2025, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

10770 Wateridge Circle, Suite 210

San Diego, CA 92121

Attn: Corporate Secretary

Our Annual Report on Form 10-K for the year ended December 31, 2025 is also available at http://ir.anaptysbio.com.

“Householding” - Stockholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our Annual Report on Form 10-K and proxy materials, including the Notice of Internet Availability, unless the affected stockholder has provided other instructions. This procedure reduces printing costs and postage fees and helps protect the environment as well.

We expect that a number of brokers with account holders who are our stockholders will be “householding” our Annual Report on Form 10-K and proxy materials, including the Notice of Internet Availability. A single Notice of Internet Availability and, if applicable, a single set of our Annual Report on Form 10-K and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. You may revoke your consent at any time by contacting your broker.

Upon written or oral request, we will undertake to promptly deliver a separate copy of the Notice of Internet Availability and, if applicable, our Annual Report on Form 10-K and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability and, if applicable, Annual Report on Form 10-K and other proxy materials, you may write our Corporate Secretary at 10770 Wateridge Circle, Suite 210, San Diego, CA 92121, or call 1 (858) 362-6348.

Any stockholders who share the same address and currently receive multiple copies of our Notice of Internet Availability or our Annual Report on Form 10-K and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about “householding” or our Corporate Secretary at the address or telephone number listed above.

OTHER MATTERS

Our Board does not presently intend to bring any other business before the meeting and, so far as is known to the Board, no matters are to be brought before the meeting except as specified in the notice of the meeting. As to any business that may arise and properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

ANNEX A

ANAPTYSBIO, INC.

AMENDED AND RESTATED 2017 EQUITY INCENTIVE PLAN

(AS AMENDED AND RESTATED JUNE 17, 2025)

1.
PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, and any Parents and Subsidiaries that exist now or in the future, by offering them an opportunity to participate in the Company’s future performance through the grant of Awards. Capitalized terms not defined elsewhere in the text are defined in Section 28.
2.
SHARES SUBJECT TO THE PLAN.
2.1.
Number of Shares Available. Subject to Sections 2.5 and Section 21 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan, as of the Effective Date, is 13,520,410 Shares, plus (a) 308,343 reserved shares not issued or subject to outstanding grants under the Company’s 2006 Equity Incentive Plan, as amended, (the “Prior Plan”) on the Original Effective Date (as defined below), (b) shares that are subject to stock options or other awards granted under the Prior Plan that cease to be subject to such stock options or other awards by forfeiture or otherwise after the Original Effective Date, (c) shares issued under the Prior Plan before or after the Original Effective Date pursuant to the exercise of stock options that are, after the Original Effective Date, forfeited, (d) shares issued under the Prior Plan that are repurchased by the Company at the original issue price and (e) shares that are subject to stock options or other awards under the Prior Plan that are used to pay the Exercise Price of an option or withheld to satisfy the tax withholding obligations related to any award.
2.2.
Lapsed, Returned Awards. Shares subject to Awards, and Shares issued under the Plan under any Award, will again be available for grant and issuance in connection with subsequent Awards under this Plan to the extent such Shares: (a) are subject to issuance upon exercise of an Option or SAR granted under this Plan but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR; (b) are subject to Awards granted under this Plan that are forfeited or are repurchased by the Company at the original issue price; (c) are subject to Awards granted under this Plan that otherwise terminate without such Shares being issued; or (d) are surrendered pursuant to an Exchange Program. To the extent an Award under the Plan is paid out in cash or other property rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Shares used to pay the Exercise Price of an Award or withheld to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. For the avoidance of doubt, Shares that otherwise become available for grant and issuance because of the provisions of this Section 2.2 shall not include Shares subject to Awards that initially became available because of the substitution clause in Section 21.2 hereof.
2.3.
Minimum Share Reserve. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan.
2.4.
Limitations. No more than Twelve Million (12,000,000) Shares shall be issued pursuant to the exercise of ISOs.
2.5.
Adjustment of Shares. If the number of outstanding Shares is changed by a stock dividend, extraordinary dividends or distributions (whether in cash, shares or other property, other than a regular cash dividend) recapitalization, stock split, reverse stock split, subdivision, combination, consolidation, reclassification, spin-off or similar change in the capital structure of the Company, without consideration, then (a) the number and class of Shares reserved for issuance and future grant under the Plan set forth in Section 2.1, including shares reserved under sub-clauses (a)-(e) of Section 2.1, (b) the Exercise Prices of and number and class of Shares subject to outstanding Options and SARs, (c) the number and class of Shares subject to other outstanding Awards, (d) the maximum number and class of Shares that may be issued as ISOs set forth in Section 2.4 and (e) the number and class of Shares that may be granted as Awards to Non-Employee Directors as set forth in Section 12 shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws; provided that fractions of a Share will not be issued.
3.
ELIGIBILITY. ISOs may be granted only to Employees. All other Awards may be granted to Employees, Consultants, Directors and Non-Employee Directors; provided such Consultants, Directors and Non-Employee Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.
4.
ADMINISTRATION.
4.1.
Committee Composition; Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan, except, however, the Board shall establish the terms for the grant of an Award to Non-Employee Directors. The Committee will have the authority to:
(a)
construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;
(b)
prescribe, amend and rescind rules and regulations relating to this Plan or any Award;
(c)
select persons to receive Awards;
(d)
determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the Exercise Price, the time or times when Awards may vest and be exercised (which may be based on performance criteria) or settled, any vesting acceleration or waiver of forfeiture restrictions, the method to satisfy tax withholding obligations or any other tax liability legally due and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine;
(e)
determine the number of Shares or other consideration subject to Awards;
(f)
determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary;
(g)
determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;
(h)
grant waivers of Plan or Award conditions;
(i)
determine the vesting, exercisability and payment of Awards;
(j)
correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;
(k)
determine whether an Award has been earned;
(l)
determine the terms and conditions of any, and to institute any Exchange Program;
(m)
reduce or waive any criteria with respect to Performance Factors;

(n)
adjust Performance Factors, including, but not limited to, to take into account changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or inequitable results;
(o)
adopt rules and/or procedures (including the adoption of any subplan under this Plan) relating to the operation and administration of the Plan to accommodate requirements of local law and procedures outside of the United States;
(p)
make all other determinations necessary or advisable for the administration of this Plan;
(q)
delegate any of the foregoing to a subcommittee or to one or more executive officers pursuant to a specific delegation as permitted by applicable law, including Section 157(c) of the Delaware General Corporation Law; and
(r)
to exercise negative discretion on Performance Awards, reducing or eliminating the amount to be paid to Participants.
4.2.
Committee Interpretation and Discretion. Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award Agreement shall be submitted by the Participant or Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and the Participant. The Committee may delegate to a subcommittee or to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution shall be final and binding on the Company and the Participant.
4.3.
Section 16 of the Exchange Act. Awards granted to Participants who are subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act).
4.4.
Documentation. The Award Agreement for a given Award, the Plan and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.
4.5.
Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws and practices in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Committee, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries and Affiliates shall be covered by the Plan; (b) determine which individuals outside the United States are eligible to participate in the Plan, which may include individuals who provide services to the Company, Subsidiary or Affiliate under an agreement with a foreign nation or agency; (c) modify the terms and conditions of any Award granted to individuals outside the United States or foreign nationals to comply with applicable foreign laws, policies, customs and practices; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the Share limitations contained in Section 2.1 hereof; and (e) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

5.
OPTIONS. An Option is the right but not the obligation to purchase a Share, subject to certain conditions, if applicable. The Committee may grant Options to eligible Employees, Consultants and Directors and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following terms of this section.
5.1.
Option Grant. Each Option granted under this Plan will identify the Option as an ISO or an NSO. An Option may be, but need not be, awarded upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the Option is being earned upon the satisfaction of Performance Factors, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Option; and (b) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.
5.2.
Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, or a specified future date. The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.
5.3.
Exercise Period. Options may be vested and exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.
5.4.
Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted; provided that: (a) the Exercise Price of an Option will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and (b) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 11 and the Award Agreement and in accordance with any procedures established by the Company.
5.5.
Method of Exercise. Any Option granted hereunder will be vested and exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (a) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option (and/or via electronic execution through the authorized third party administrator), and (b) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.5 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

5.6.
Termination of Service. If the Participant’s Service terminates for any reason except for Cause or the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates no later than three (3) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee, with any exercise beyond three (3) months after the date Participant’s employment terminates deemed to be the exercise of an NSO), but in any event no later than the expiration date of the Options.
(a)
Death. If the Participant’s Service terminates because of the Participant’s death (or the Participant dies within three (3) months after Participant’s Service terminates other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates and must be exercised by the Participant’s legal representative, or authorized assignee, no later than twelve (12) months after the date Participant’s Service terminates (or such shorter time period or longer time period as may be determined by the Committee), but in any event no later than the expiration date of the Options.
(b)
Disability. If the Participant’s Service terminates because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than twelve (12) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee, with any exercise beyond (a) three (3) months after the date Participant’s Service terminates when the termination of Service is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code, or (b) twelve (12) months after the date Participant’s Service terminates when the termination of Service is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be an exercise of an NSO), but in any event no later than the expiration date of the Options.
(c)
Cause. If the Participant is terminated for Cause, then Participant’s Options shall expire on such Participant’s date of termination of Service, or at such later time and on such conditions as are determined by the Committee, but in no event later than the expiration date of the Options. Unless otherwise provided in the Award Agreement, an employment agreement or other applicable agreement, Cause shall have the meaning set forth in the Plan.
5.7.
Limitations on Exercise. The Committee may specify a minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.
5.8.
Limitations on ISOs. With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NSOs. For purposes of this Section 5.8, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.
5.9.
Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefore, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 18 of this Plan, by written notice to affected Participants, the Committee may reduce the Exercise Price of outstanding Options without the consent of such Participants; provided, however, that the Exercise Price may not be reduced below the Fair Market Value on the date the action is taken to reduce the Exercise Price.
5.10.
No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.
6.
RESTRICTED STOCK AWARDS. A Restricted Stock Award is an offer by the Company to sell to an eligible Employee, Consultant, or Director of Shares that are subject to restrictions (“Restricted Stock”). The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price, the restrictions under which the Shares will be subject and all other terms and conditions of the Restricted Stock Award, subject to the Plan.
6.1.
Restricted Stock Purchase Agreement. All purchases under a Restricted Stock Award will be evidenced by an Award Agreement. Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price, within thirty (30) days from the date the Award Agreement was delivered to the Participant. If the Participant does not accept such Award within thirty (30) days, then the offer of such Restricted Stock Award will terminate, unless the Committee determines otherwise.
6.2.
Purchase Price. The Purchase Price for a Restricted Stock Award will be determined by the Committee and may be less than Fair Market Value on the date the Restricted Stock Award is granted. Payment of the Purchase Price must be made in accordance with Section 11 of this Plan, and the Award Agreement and in accordance with any procedures established by the Company.
6.3.
Terms of Restricted Stock Awards. Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law. These restrictions may be based on completion of a specified number of years of service with the Company or upon completion of Performance Factors, if any, during any Performance Period as set out in advance in the Participant’s Award Agreement. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.
6.4.
Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).
7.
STOCK BONUS AWARDS. A Stock Bonus Award is an award to an eligible Employee, Consultant, or Director of Shares for Services to be rendered or for past Services already rendered to the Company or any Parent or Subsidiary. All Stock Bonus Awards shall be made pursuant to an Award Agreement. No payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award.
7.1.
Terms of Stock Bonus Awards. The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon. These restrictions may be based upon completion of a specified number of years of service with the Company or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement. Prior to the grant of any Stock Bonus Award the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors to be used to measure performance goals; and

(c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria.
7.2.
Form of Payment to Participant. Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee.
7.3.
Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).
8.
STOCK APPRECIATION RIGHTS. A Stock Appreciation Right (“SAR”) is an award to an eligible Employee, Consultant, or Director that may be settled in cash, or Shares (which may consist of Restricted Stock), having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement). All SARs shall be made pursuant to an Award Agreement.
8.1.
Terms of SARs. The Committee will determine the terms of each SAR including, without limitation: (a) the number of Shares subject to the SAR; (b) the Exercise Price and the time or times during which the SAR may be settled; (c) the consideration to be distributed on settlement of the SAR; and (d) the effect of the Participant’s termination of Service on each SAR. The Exercise Price of the SAR will be determined by the Committee when the SAR is granted, and may not be less than Fair Market Value. A SAR may be awarded upon satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the SAR is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each SAR; and (y) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Factors and other criteria.
8.2.
Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR. The SAR Agreement shall set forth the expiration date; provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted. The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee). Notwithstanding the foregoing, the rules of Section 5.6 also will apply to SARs.
8.3.
Form of Settlement. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (a) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price; times (b) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code.
8.4.
Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

9.
RESTRICTED STOCK UNITS. A Restricted Stock Unit (“RSU”) is an award to an eligible Employee, Consultant, or Director covering a number of Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock). All RSUs shall be made pursuant to an Award Agreement.
9.1.
Terms of RSUs. The Committee will determine the terms of an RSU including, without limitation: (a) the number of Shares subject to the RSU; (b) the time or times during which the RSU may be settled; (c) the consideration to be distributed on settlement; and (d) the effect of the Participant’s termination of Service on each RSU. An RSU may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the RSU is being earned upon satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for the RSU; (y) select from among the Performance Factors to be used to measure the performance, if any; and (z) determine the number of Shares deemed subject to the RSU. Performance Periods may overlap and participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria.
9.2.
Form and Timing of Settlement. Payment of earned RSUs shall be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee, in its sole discretion, may settle earned RSUs in cash, Shares, or a combination of both. The Committee may also permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code.
9.3.
Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).
10.
PERFORMANCE AWARDS. A Performance Award is an award to an eligible Employee, Consultant, or Director of a cash bonus or an award of Performance Shares or Performance Units denominated in Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock). Grants of Performance Awards shall be made pursuant to an Award Agreement.
10.1.
Types of Performance Awards. Performance Awards shall include Performance Shares, Performance Units, and cash-based Awards as set forth in Sections 10.1(a), 10.1(b), and 10.1(c) below.
(a)
Performance Shares. The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares and the terms and conditions of each such Award. Performance Shares shall consist of a unit valued by reference to a designated number of Shares, the value of which may be paid to the Participant by delivery of Shares or, if set forth in the instrument evidencing the Award, of such property as the Committee shall determine, including, without limitation, cash, Shares, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. The amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.
(b)
Performance Units. The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units shall consist of a unit valued by reference to a designated amount of property other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, Shares, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee.
(c)
Cash-Settled Performance Awards. The Committee may also grant cash-settled Performance Awards to Participants under the terms of this Plan. Such awards will be based on the attainment of performance goals using the Performance Factors within this Plan that are established by the Committee for the relevant performance period.

10.2.
Terms of Performance Shares. The Committee will determine, and each Award Agreement shall set forth, the terms of each Performance Award including, without limitation: (a) the amount of any cash bonus; (b) the number of Shares deemed subject to an award of Performance Shares; (c) the Performance Factors and Performance Period that shall determine the time and extent to which each award of Performance Shares shall be settled; (d) the consideration to be distributed on settlement; and (e) the effect of the Participant’s termination of Service on each Performance Award. In establishing Performance Factors and the Performance Period the Committee will: (x) determine the nature, length and starting date of any Performance Period; (y) select from among the Performance Factors to be used; and (z) determine the number of Shares deemed subject to the award of Performance Shares. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant. Prior to settlement the Committee shall determine the extent to which Performance Awards have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and different performance goals and other criteria.
10.3.
Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee).
11.
PAYMENT FOR SHARE PURCHASES. Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where expressly approved for the Participant by the Committee and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement):
(a)
by cancellation of indebtedness of the Company to the Participant;
(b)
by surrender of Shares of the Company held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Shares as to which said Award will be exercised or settled;
(c)
by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Parent or Subsidiary of the Company;
(d)
by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Company in connection with the Plan;
(e)
by any combination of the foregoing; or
(f)
by any other method of payment as is permitted by applicable law.
12.
GRANTS TO NON-EMPLOYEE DIRECTORS. Non-Employee Directors are eligible to receive any type of Award offered under this Plan except ISOs. Awards pursuant to this Section 12 may be automatically made pursuant to policy adopted by the Board, or made from time to time as determined in the discretion of the Board. The aggregate number of Shares subject to Awards granted to a Non-Employee Director pursuant to this Section 12 in any calendar year shall not exceed One Hundred Thousand (100,000).
12.1.
Eligibility. Awards pursuant to this Section 12 shall be granted only to Non-Employee Directors. A Non-Employee Director who is elected or re-elected as a member of the Board will be eligible to receive an Award under this Section 12.
12.2.
Vesting, Exercisability and Settlement. Except as set forth in Section 21, Awards shall vest, become exercisable and be settled as determined by the Board. With respect to Options and SARs, the Exercise Price granted to Non-Employee Directors shall not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.

12.3.
Election to receive Awards in Lieu of Cash. A Non-Employee Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash or Awards or a combination thereof, as determined by the Committee. Such Awards shall be issued under the Plan. An election under this Section 12.3 shall be filed with the Company on the form prescribed by the Company.
13.
WITHHOLDING TAXES.
13.1.
Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or a tax event occurs, the Company may require the Participant to remit to the Company, or to the Parent or Subsidiary employing the Participant, an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax requirements or any other tax or social insurance liability (the “Tax–Related Items”) legally due from the Participant prior to the delivery of Shares pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable Tax-Related Items legally due from the Participant. Unless otherwise determined by the Committee, the Fair Market Value of the Shares will be determined as of the date that the taxes are required to be withheld and such Shares will be valued based on the value of the actual trade or, if there is none, the Fair Market Value of the Shares as of the previous trading day.
13.2.
Stock Withholding. The Committee, or its delegate(s), as permitted by applicable law, in its sole discretion and pursuant to such procedures as it may specify from time to time and to limitations of local law, may require or permit a Participant to satisfy such Tax-Related Items legally due from the Participant, in whole or in part by (without limitation) (a) paying cash, (b) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the Tax-Related Items to be withheld, (c) delivering to the Company already-owned shares having a Fair Market Value equal to the Tax-Related Items to be withheld or (d) withholding from the proceeds of the sale of otherwise deliverable Shares acquired pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company. The Company may withhold or account for these Tax-Related Items by considering applicable statutory withholding rates or other applicable withholding rates, including up to the maximum statutory tax rate for the applicable tax jurisdiction, to the extent consistent with applicable laws.
14.
TRANSFERABILITY.
14.1.
Transfer Generally. Unless determined otherwise by the Committee or pursuant to Section 14.2, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. If the Committee makes an Award transferable, including, without limitation, by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or by domestic relations order to a Permitted Transferee, such Award will contain such additional terms and conditions as the Committee deems appropriate. All Awards shall be exercisable: (a) during the Participant’s lifetime only by (i) the Participant, or (ii) the Participant’s guardian or legal representative; (b) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees; and (c) in the case of all awards except ISOs, by a Permitted Transferee.
15.
PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.
15.1.
Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant, except for any Dividend Equivalent Rights permitted by an applicable Award Agreement. Any Dividend Equivalent Rights shall be subject to the same vesting or performance conditions as the underlying Award. In addition, the Committee may provide that any Dividend Equivalent Rights permitted by an applicable Award Agreement shall be deemed to have been reinvested in additional Shares or otherwise reinvested. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Purchase Price or Exercise Price, as the case may be, pursuant to Section 15.2.
15.2.
Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of any or all Unvested Shares held by a Participant following such Participant’s termination of Service at any time within ninety (90) days (or such longer or shorter time determined by the Committee) after the later of the date Participant’s Service terminates and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price or Exercise Price, as the case may be.
16.
CERTIFICATES. All Shares or other securities whether or not certificated, delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable U.S. federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and any non-U.S. exchange controls or securities law restrictions to which the Shares are subject.
17.
ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.
18.
REPRICING; EXCHANGE AND BUYOUT OF AWARDS. The repricing of Options or SARs, including pursuant to an Exchange Program, is not permitted without prior stockholder approval. Provided that stockholder approval is first obtained, the Committee may (a) reprice Options or SARs (and where such repricing is a reduction in the Exercise Price of outstanding Options or SARs, the consent of the affected Participants is not required provided written notice is provided to them, notwithstanding any adverse tax consequences to them arising from the repricing), and (b) with the consent of the respective Participants (unless not required pursuant to Section 5.9 of the Plan), pay cash or issue new Awards in exchange for the surrender and cancellation of any, or all, outstanding Awards, including pursuant to an Exchange Program.
19.
SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities and exchange control laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any foreign or state securities laws, exchange control laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.
20.
NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate to terminate Participant’s employment or other relationship at any time.
21.
CORPORATE TRANSACTIONS.
21.1.
Assumption or Replacement of Awards by Successor. In the event of a Corporate Transaction any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar Shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, then notwithstanding any other provision in this Plan to the contrary, such Awards will expire on such transaction at such time and on such conditions as the Board will determine; the Board (or, the Committee, if so designated by the Board) may, in its sole discretion, accelerate the vesting of such Awards in connection with a Corporate Transaction. In addition, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, the Committee will notify the Participant in writing or electronically that such Award will be exercisable for a period of time determined by the Committee in its sole discretion, and such Award will terminate upon the expiration of such period. Awards need not be treated similarly in a Corporate Transaction.
21.2.
Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price. Substitute Awards shall not reduce the number of Shares authorized for grant under the Plan or authorized for grant to a Participant in a calendar year.
21.3.
Non-Employee Directors’ Awards. Notwithstanding any provision to the contrary herein, in the event of a Corporate Transaction, the vesting of all Awards granted to Non-Employee Directors shall accelerate and such Awards shall become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Committee determines.
22.
ADOPTION AND STOCKHOLDER APPROVAL. This Plan shall be submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board.
23.
TERM OF PLAN/GOVERNING LAW. This Plan originally become effective on the Original Effective Date. Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10)

years from January 12, 2017, the date this Plan, prior to its amendment and restatement, was originally adopted by the Board. This Plan and all Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Delaware (excluding its conflict of law rules).
24.
AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval; provided further, that a Participant’s Award shall be governed by the version of this Plan then in effect at the time such Award was granted. No termination or amendment of the Plan shall affect any then-outstanding Award unless expressly provided by the Committee. In any event, no termination or amendment of the Plan or any outstanding Award may adversely affect any then outstanding Award without the consent of the Participant, unless such termination or amendment is necessary to comply with applicable law, regulation or rule.
25.
NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
26.
INSIDER TRADING POLICY. Each Participant who receives an Award shall comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers and/or directors of the Company.
27.
ALL AWARDS SUBJECT TO COMPANY CLAWBACK OR RECOUPMENT POLICY. All Awards, subject to applicable law, shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s employment or other service with the Company that is applicable to executive officers, employees, directors or other service providers of the Company, and in addition to any other remedies available under such policy and applicable law, may require the cancellation of outstanding Awards and the recoupment of any gains realized with respect to Awards.
28.
DEFINITIONS. As used in this Plan, and except as elsewhere defined herein, the following terms will have the following meanings:
28.1.
“Affiliate” means (i) any entity that, directly or indirectly, is controlled by, controls or is under common control with, the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee, whether now or hereafter existing.
28.2.
“Award” means any award under the Plan, including any Option, Restricted Stock, Stock Bonus, Stock Appreciation Right, Restricted Stock Unit or award of Performance Shares.
28.3.
“Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award, and country-specific appendix thereto for grants to non-U.S. Participants, which shall be in substantially a form (which need not be the same for each Participant) that the Committee (or in the case of Award Agreements that are not used for Insiders, the Committee’s delegate(s)) has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.
28.4.
“Board” means the Board of Directors of the Company.
28.5.
“Cause” means the occurrence of any one or more of the following: (i) Participant’s commission of any crime involving fraud, dishonesty or moral turpitude; (ii) Participant’s attempted commission of or participation in a fraud or act of dishonesty against the Company that results in (or might have reasonably resulted in) material harm to the business of the Company; (iii) Participant’s intentional, material violation of any contract or agreement between Participant and the Company or any statutory duty Participant owes to the Company; or (iv) Participant’s conduct that constitutes gross insubordination, incompetence or habitual neglect of duties that results in (or might have reasonably resulted in) material harm to the business of the Company; provided, however, that the action or conduct described in clauses (iii) and (iv) above will constitute “Cause” only if such action or conduct continues after the Company has provided Participant with written notice thereof and thirty (30) days to cure the same. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time as provided in Section 20 above, and the term “Company” will be interpreted to include any Subsidiary or Parent, as appropriate. Notwithstanding the foregoing, the foregoing definition of “Cause” may, in part or in whole, be modified or replaced in each individual employment agreement or Award Agreement with any Participant, provided that such document supersedes the definition provided in this Section 28.6.
28.6.
“Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
28.7.
“Committee” means the Compensation Committee of the Board or those persons to whom administration of the Plan, or part of the Plan, has been delegated as permitted by law.
28.8.
“Common Stock” means the common stock of the Company.
28.9.
“Company” means AnaptysBio, Inc. or any successor corporation.
28.10.
“Consultant” means any natural person, including an advisor or independent contractor, engaged by the Company or a Parent, Subsidiary or Affiliate to render services to such entity.
28.11.
“Corporate Transaction” means the occurrence of any of the following events: (a) any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities; provided, however, that for purposes of this subclause (a) the acquisition of additional securities by any one Person who is considered to own more than fifty percent (50%) of the total voting power of the securities of the Company will not be considered a Corporate Transaction; (b) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (c) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; (d) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of capital stock of the Company); or (e) a change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by members of the Board whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purpose of this subclause (e), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Corporate Transaction. For purposes of this definition, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. Notwithstanding the foregoing, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would become payable under this

Plan by reason of a Corporate Transaction, such amount shall become payable only if the event constituting a Corporate Transaction would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and IRS guidance that has been promulgated or may be promulgated thereunder from time to time.
28.12.
“Director” means a member of the Board.
28.13.
“Disability” means in the case of incentive stock options, total and permanent disability as defined in Section 22(e)(3) of the Code and in the case of other Awards, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.
28.14.
“Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash, stock or other property dividends in amounts equal equivalent to cash, stock or other property dividends for each Share represented by an Award held by such Participant.
28.15.
“Effective Date” means the date this Plan is approved by the stockholders of the Company (which shall be within twelve (12) months of the approval of this Plan by the Board).
28.16.
“Employee” means any person, including Officers and Directors, providing services as an employee to the Company or any Parent, Subsidiary or Affiliate. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.
28.17.
“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
28.18.
“Exchange Program” means a program pursuant to which (a) outstanding Awards are surrendered, cancelled or exchanged for cash, the same type of Award or a different Award (or combination thereof) or (b) the Exercise Price of an outstanding Award is increased or reduced.
28.19.
“Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.
28.20.
“Fair Market Value” means, as of any date, the value of a Share of the Company’s Common Stock determined as follows:
(a)
if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable;
(b)
if such Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable; or
(c)
by the Board or the Committee in good faith.
28.21.
“Insider” means an officer or Director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.
28.22.
“IRS” means the United States Internal Revenue Service.

28.23.
“Non-Employee Director” means a Director who is not an Employee of the Company or any Parent or Subsidiary.
28.24.
“Option” means an Award of an option to purchase Shares pursuant to Section 5.
28.25.
“Original Effective Date” means January 24, 2017, the day immediately prior to the date of the underwritten initial public offering of the Company’s Common Stock pursuant to a registration statement that is declared effective by the SEC.
28.26.
“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
28.27.
“Participant” means a person who holds an Award under this Plan.
28.28.
“Performance Award” means cash or Shares granted pursuant to Section 10 or Section 12 of the Plan.
28.29.
“Performance Factors” means any of the factors selected by the Committee and specified in an Award Agreement, from among the following objective or subjective measures, either individually, alternatively or in any combination, applied to the Company as a whole or any business unit or Subsidiary, either individually, alternatively, or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target, to determine whether the performance goals established by the Committee with respect to applicable Awards have been satisfied:
(a)
Profit Before Tax;
(b)
Billings;
(c)
Revenue;
(d)
Net revenue;
(e)
Earnings (which may include earnings before interest and taxes, earnings before taxes, net earnings, stock-based compensation expenses, depreciation and amortization);
(f)
Operating income;
(g)
Operating margin;
(h)
Operating profit;
(i)
Controllable operating profit, or net operating profit;
(j)
Net Profit;
(k)
Gross margin;
(l)
Operating expenses or operating expenses as a percentage of revenue;
(m)
Net income;

(n)
Earnings per share;
(o)
Total stockholder return;
(p)
Market share;
(q)
Return on assets or net assets;
(r)
The Company’s stock price;
(s)
Growth in stockholder value relative to a pre-determined index;
(t)
Return on equity;
(u)
Return on invested capital;
(v)
Cash Flow (including free cash flow or operating cash flows);
(w)
Cash conversion cycle;
(x)
Economic value added;
(y)
Individual confidential business objectives;
(z)
Contract awards or backlog;
(aa)
Overhead or other expense reduction;
(bb)
Credit rating;
(cc)
Strategic plan development and implementation;
(dd)
Succession plan development and implementation;
(ee)
Improvement in workforce diversity;
(ff)
Customer indicators and/or satisfaction;
(gg)
New product invention or innovation;
(hh)
Attainment of research and development milestones;
(ii)
Improvements in productivity;
(jj)
Bookings;
(kk)
Attainment of objective operating goals and employee metrics;
(ll)
Sales;
(mm)
Expenses;

(nn)
Balance of cash, cash equivalents and marketable securities;
(oo)
Completion of an identified special project;
(pp)
Completion of a joint venture or other corporate transaction;
(qq)
Employee satisfaction and/or retention;
(rr)
Research and development expenses;
(ss)
Working capital targets and changes in working capital; and
(tt)
Any other metric that is capable of measurement as determined by the Committee.

The Committee may, in recognition of unusual or non-recurring items such as acquisition-related activities or changes in applicable accounting rules, provide for one or more equitable adjustments (based on objective standards) to the Performance Factors to preserve the Committee’s original intent regarding the Performance Factors at the time of the initial award grant. It is within the sole discretion of the Committee to make or not make any such equitable adjustments.

28.30.
“Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Factors will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Award.
28.31.
“Performance Share” means an Award granted pursuant to Section 10 or Section 12 of the Plan, the payment of which is contingent upon achieving certain performance goals established by the Committee.
28.32.
“Performance Unit” means a right granted to a Participant pursuant to Section 10 or Section 12, to receive Shares, the payment of which is contingent upon achieving certain performance goals established by the Committee.
28.33.
“Permitted Transferee” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Employee, any person sharing the Employee’s household (other than a tenant or employee), a trust in which these persons (or the Employee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.
28.34.
“Plan” means this AnaptysBio, Inc. Amended and Restated 2017 Equity Incentive Plan.
28.35.
“Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR.
28.36.
“Restricted Stock Award” means an award of Shares pursuant to Section 6 or Section 12 of the Plan, or issued pursuant to the early exercise of an Option.
28.37.
“Restricted Stock Unit” means an Award granted pursuant to Section 9 or Section 12 of the Plan.
28.38.
“SEC” means the United States Securities and Exchange Commission.
28.39.
“Securities Act” means the United States Securities Act of 1933, as amended.

28.40.
“Service” shall mean service as an Employee, Consultant, Director or Non-Employee Director, to the Company or a Parent, Subsidiary or Affiliate, subject to such further limitations as may be set forth in the Plan or the applicable Award Agreement. An Employee will not be deemed to have ceased to provide Service in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence approved by the Company; provided, that such leave is for a period of not more than 90 days (x) unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or (y) unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any Employee on a leave of absence or a reduction in hours worked (for illustrative purposes only, a change in schedule from that of fulltime to part-time), the Committee may make such provisions respecting suspension of or modification of vesting of the Award while on leave from the employ of the Company or a Parent, Subsidiary or Affiliate or during such change in working hours as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. In the event of military or other protected leave, if required by applicable laws, vesting shall continue for the longest period that vesting continues under any other statutory or Company approved leave of absence and, upon a Participant’s returning from military leave, he or she shall be given vesting credit with respect to Awards to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave. An employee shall have terminated employment as of the date he or she ceases provide services (regardless of whether the termination is in breach of local employment laws or is later found to be invalid) and employment shall not be extended by any notice period or garden leave mandated by local law, provided however, that a change in status from an employee to a consultant or advisor shall not terminate the service provider’s Service, unless determined by the Committee, in its discretion. The Committee will have sole discretion to determine whether a Participant has ceased to provide Services and the effective date on which the Participant ceased to provide Services.
28.41.
“Shares” means shares of the Company’s Common Stock and the common stock of any successor entity.
28.42.
“Stock Appreciation Right” means an Award granted pursuant to Section 8 or Section 12 of the Plan.
28.43.
“Stock Bonus” means an Award granted pursuant to Section 7 or Section 12 of the Plan.
28.44.
“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
28.45.
“Treasury Regulations” means regulations promulgated by the United States Treasury Department.
28.46.
“Unvested Shares” means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto).

ANNEX B

AMENDMENT NO. 1

TO THE

ANAPTYSBIO, INC.

AMENDED AND RESTATED 2017 EQUITY INCENTIVE PLAN

[___], 2026

This Amendment No. 1 (this “Amendment”) to the AnaptysBio, Inc. Amended and Restated 2017 Equity Incentive Plan (the “Plan”) was approved and adopted by the Board of Directors (the “Board”) of AnaptysBio, Inc. (the “Company”) on the date first written above, and will be effective as of the date on which this Amendment is approved by the stockholders of the Company (the “Amendment Effective Date”).

WHEREAS, the Company maintains the Plan, and pursuant to Section 24 of the Plan, the Board is authorized to amend the Plan;

WHEREAS, the Board desires to amend the Plan to (i) extend the term of the Plan for ten (10) years from the date this Amendment is approved by the Board and (ii) update the yearly non-employee director compensation limitations; and

WHEREAS, following approval by the Board, this Amendment will become effective as of and contingent upon approval by the Company’s stockholders and if, for any reason, the Company’s stockholders fail to approve this Amendment, this Amendment shall be void ab initio and the existing Plan shall continue in full force and effect.

NOW, THEREFORE, the Plan is hereby amended as follows, subject to and effective upon the Amendment Effective Date:

1.
Capitalized Terms. Capitalized terms that are not defined in this Amendment shall have the meanings ascribed thereto in the Plan.
2.
Amendments to the Plan.
2.1.
Section 23 (Term of Plan/Governing Law) of the Plan is hereby amended by deleting the second sentence thereof in its entirety and replacing it with the following:

“Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Amendment is approved by the Board.”

2.2.
Section 12 (Grants to Non-Employee Directors) of the Plan is hereby amended by deleting the last sentence of the first paragraph of Section 12 in its entirety and adding the following new Section 12.4 immediately following Section 12.3:

“12.4. Fiscal Year Compensation Limitation. Commencing from July 1, 2026, no Non-Employee Director may receive Awards under the Plan that, when combined with cash compensation received for service as a Non-Employee Director, exceed $1,000,000 in value (as described below) in the fiscal year of his or her initial service as a Non-Employee Director, or $750,000 in value (as described below) in any subsequent fiscal year. The value of Awards for purposes of complying with this maximum will be determined as follows: (a) for Options and SARs, grant date fair value will be calculated using the Black-Scholes valuation methodology on the date of grant of such Option or SAR; and (b) for all other Awards other than Options and SARs, grant date fair value will be determined by either (i) calculating the product of the Fair Market Value per Share on the date of grant and the aggregate number of Shares subject to the Award, or (ii) calculating the product using an average of the Fair Market Value over a number of trading days as determined by the Board or Committee and the aggregate number of Shares subject to the Award. Awards granted, or cash compensation paid, to an individual while he or she was serving in the capacity as an Employee or while he or she was a Consultant but not a Non-Employee Director will not count for purposes of the limitations set forth in this Section 12.4.”

3.
Ratification and Confirmation. Except as specifically amended by this Amendment, the Plan is hereby ratified and confirmed in all respects and remains valid and in full force and effect.
4.
Choice of Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws thereof.
5.
Headings. Section headings are for convenience only and shall not be considered a part of this Amendment.

styleIPCP.O. BOX 8016, CARY, NC 27512-9903 Have your ballot ready and please use one of the methods below for easy voting: Your vote matters! Your control numberHave the 12 digit control number located in the box above available when you access the website and follow the instructions. P.O. BOX 8016, CARY, NC 27512-9903 Have your ballot ready and please use one of the methods below for easy voting: Your vote matters! Your control numberHave the 12 digit control number located in the box above available when you access the website and follow the instructions. Internet: ANAPTYSBIO, INC. Annual Meeting of Stockholders www.proxypush.com/ANAB • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote For Stockholders of record as of June 22, 2026 Phone: 1-866-813-1246 Tuesday, August 11, 2026 9:00 AM, Pacific Time • Use any touch-tone telephone 10770 Wateridge Circle, Suite 210 San Diego, California 92121 • Have your Proxy Card ready • Follow the simple recorded instructions Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 11:59 PM, Eastern Time, August 10, 2026. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Daniel Faga and Christopher M. Murphy, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of AnaptysBio, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

ANAPTYSBIO, INC. Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3 AND 4 BOARD OF DIRECTORS PROPOSAL YOUR VOTE RECOMMENDS 1. To elect two Class III directors, each to serve three-year terms through the third annual meeting of stockholders following this meeting and until a successor has been elected and qualified or until earlier resignation or removal. FOR WITHHOLD 1.01 Hollings Renton FOR #P2# #P2# 1.02 John P. Schmid FOR #P3# #P3# FOR AGAINST ABSTAIN 2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for FOR #P4# #P4# #P4# the fiscal year ending June 30, 2027. 3. To conduct a non-binding advisory vote on the compensation of our named executive officers as FOR #P5# #P5# #P5# disclosed in the accompanying materials. 4. To approve an amendment to our 2017 Equity Incentive Plan. FOR #P6# #P6# #P6# Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. rustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Signature (if held jointly)